N-CSR

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07322

The Integrity Funds

(Exact name of registrant as specified in charter)

1 Main Street North, Minot, ND	58703
(Address of principal offices)	(Zip code)

Brent Wheeler and/or Kevin Flagstad, PO Box 500, Minot, ND 58702

(Name and address of agent for service)

Registrant’s telephone number, including area code: 701-852-5292

Date of fiscal year end: July 31st

Date of reporting period: July 31, 2018

Item 1. REPORTS TO STOCKHOLDERS.

THE INTEGRITY FUNDS

Integrity Dividend Harvest Fund

Integrity Energized Dividend Fund

Integrity Growth & Income Fund

Integrity High Income Fund

Williston Basin/Mid-North America Stock Fund

Annual Report

July 31, 2018

Investment Adviser Viking Fund Management, LLC PO Box 500 Minot, ND 58702	Principal Underwriter Integrity Funds Distributor, LLC* PO Box 500 Minot, ND 58702
Transfer Agent Integrity Fund Services, LLC PO Box 759 Minot, ND 58702	Custodian Wells Fargo Bank, N.A. Trust & Custody Solutions 801 Nicollet Mall, Suite 700 Minneapolis, MN 55479
Independent Registered Public Accounting Firm Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115

*The Funds are distributed through Integrity Funds Distributor, LLC. Member FINRA

INTEGRITY DIVIDEND HARVEST FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity Dividend Harvest Fund (the “Dividend Harvest Fund” or “Fund”) for the seven month period ended July 31, 2018. The Fund’s portfolio and related financial statements are presented within for your review.

The first quarter of 2018 saw the S&P 500 Index (S&P) return -0.76%. After remaining near historic lows for a year, volatility (as measured by the VIX volatility index) returned in February, spiking to levels not seen since the market turmoil of late 2015. The VIX spiked from the low-teens all the way to 50 before settling around 20 for the remainder of the quarter. The market pulled back with the increased volatility, causing February to be the first down month for the S&P since October 2016. The companies comprising the S&P reported fourth quarter earnings that grew approximately 14.8% on revenue growth of 8.3%, year-over-year. Of these companies, 76% beat analyst expectations. As expected, the U.S. Federal Reserve (Fed) voted to increase the target range for the federal funds rate by 0.25% at its two-day March meeting of the Federal Open Market Committee. The Fed noted that the labor market has continued to strengthen and that economic activity has been rising at a moderate rate.

Only two sectors reported positive returns in the first quarter of 2018. Technology was the best performing sector, returning 3.54% as the sector reported a high level of earnings growth year-over-year. Consumer discretionary also had a positive quarter, returning 3.12%. Telecommunications and Consumer Staples performed worst over the period with returns of -7.49% and -7.12%, respectively. Telecommunications, a sector known for paying dividends, was likely hurt by increasing interest rates as the 10-year Treasury yield started the quarter at 2.40% and nearly touched 3%. Consumer staples contains many international companies and may have been hurt by rising fears of trade wars.

The second quarter of 2018 saw the S&P return 3.43%. Headlines focused on the increasing risk of trade wars as the U.S. announced new tariffs affecting multiple industries. The market appeared to shrug off these concerns as it ticked higher over the quarter. The companies comprising the S&P reported first quarter earnings that grew approximately 26.6% on revenue growth of 8.4%, year-over-year. Of these companies, 78% beat analyst expectations. Looking at future quarters, analysts currently project earnings growth to continue at double-digit levels through the remainder 2018. The U.S. Bureau of Labor Statistics reported that the unemployment rate fell to 3.8%, its lowest level since April 2000. As expected, the Fed voted to increase the target range for the federal funds rate by 0.25% at its June meeting. The Fed noted that economic activity has been rising at a solid rate.

Improving from the first quarter, seven of the eleven sectors reported positive returns in the second quarter of 2018. Energy was by far the best performing sector, returning 13.69% as supply disruption concerns caused the price of Brent crude oil to approach $80. Energy sector earnings grew 89% year-over-year and are expected to continue to grow at a high rate. Consumer discretionary was the second best performing sector with a return of 8.12%. The financial sector was the worst performer with a return of -3.32% as the yield curve continued to flatten.

The S&P returned 3.72% in July, its strongest monthly return since January. All sectors were positive for the month with industrials leading the way. Near the end of the month, over half of the S&P companies had reported earnings. Of those companies, 82% had reported earnings above analyst expectations.

The Fund’s total returns for Class A, C, and I shares were -1.32%*, -1.72%*, and -1.19%*, respectively, for the seven months ended July 31, 2018 while the S&P gained 6.47%. The Fund is in the Morningstar Large Value category which returned 2.76% over the same time period. The Fund underperformed the S&P, primarily driven by overweight allocations to consumer staples and telecommunications and an underweight allocation to technology sector. Aiding relative performance was an underweight allocation to financials and an overweight allocation to energy.

The Fund seeks to maximize total return by emphasizing high current income with long term appreciation as a secondary objective, consistent with preservation of capital. The Portfolio Management Team (the “Team”) considers dividend yield, dividend growth rate, earnings growth, price-to-earnings multiples, and balance sheet strength. The Team emphasizes dividend yield in selecting stocks for the Fund because the Team believes that, over time, dividend income can contribute significantly to total return and is a more consistent source of investment return than appreciation. If you would like more frequent updates, please visit the Fund’s website at integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.53%, 2.28%, and 1.28% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.95%, 1.70%, and 0.70% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 29, 2019 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.95%, 1.70%, and 0.70% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to April 29, 2019 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY DIVIDEND HARVEST FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ended July 31, 2018

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	6.07%	9.90%	9.75%	N/A	10.84%
Class A With sales charge (5.00%)	0.77%	8.04%	8.64%	N/A	9.93%
Class C Without CDSC	5.33%	N/A	N/A	N/A	9.22%
Class C With CDSC (1.00%)	4.35%	N/A	N/A	N/A	9.22%
Class I Without sales charge	6.34%	N/A	N/A	N/A	7.32%
* May 1, 2012 for Class A; August 3, 2015 for Class C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.53%, 2.28%, and 1.28% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.95%, 1.70%, and 0.70% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 29, 2019 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.95%, 1.70%, and 0.70% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to April 29, 2019 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

INTEGRITY ENERGIZED DIVIDEND FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity Energized Dividend Fund (the “Energized Dividend Fund” or “Fund”) for the seven month period ended July 31, 2018. The Fund’s portfolio and related financial statements are presented within for your review.

The first quarter of 2018 saw the S&P 500 Index (S&P) return -0.76%. After remaining near historic lows for a year, volatility (as measured by the VIX volatility index) returned in February, spiking to levels not seen since the market turmoil of late 2015. The VIX spiked from the low-teens all the way to 50 before settling around 20 for the remainder of the quarter. The market pulled back with the increased volatility, causing February to be the first down month for the S&P since October 2016. The companies comprising the S&P reported fourth quarter earnings that grew approximately 14.8% on revenue growth of 8.3%, year-over-year. Of these companies, 76% beat analyst expectations. As expected, the U.S. Federal Reserve (Fed) voted to increase the target range for the federal funds rate by 0.25% at its two-day March meeting of the Federal Open Market Committee. The Fed noted that the labor market has continued to strengthen and that economic activity has been rising at a moderate rate.

Only two sectors reported positive returns in the first quarter of 2018. Technology was the best performing sector, returning 3.54% as the sector reported a high level of earnings growth year-over-year. Consumer discretionary also had a positive quarter, returning 3.12%. Telecommunications and Consumer Staples performed worst over the period with returns of -7.49% and -7.12%, respectively. Telecommunications, a sector known for paying dividends, was likely hurt by increasing interest rates as the 10-year Treasury yield started the quarter at 2.40% and nearly touched 3%. Consumer staples contains many international companies and may have been hurt by rising fears of trade wars.

The second quarter of 2018 saw the S&P return 3.43%. Headlines focused on the increasing risk of trade wars as the U.S. announced new tariffs affecting multiple industries. The market appeared to shrug off these concerns as it ticked higher over the quarter. The companies comprising the S&P reported first quarter earnings that grew approximately 26.6% on revenue growth of 8.4%, year-over-year. Of these companies, 78% beat analyst expectations. Looking at future quarters, analysts currently project earnings growth to continue at double-digit levels through the remainder 2018. The U.S. Bureau of Labor Statistics reported that the unemployment rate fell to 3.8%, its lowest level since April 2000. As expected, the Fed voted to increase the target range for the federal funds rate by 0.25% at its June meeting. The Fed noted that economic activity has been rising at a solid rate.

Improving from the first quarter, seven of the eleven sectors reported positive returns in the second quarter of 2018. Energy was by far the best performing sector, returning 13.69% as supply disruption concerns caused the price of Brent crude oil to approach $80. Energy sector earnings grew 89% year-over-year and are expected to continue to grow at a high rate. Consumer discretionary was the second best performing sector with a return of 8.12%. The financial sector was the worst performer with a return of -3.32% as the yield curve continued to flatten.

The S&P returned 3.72% in July, its strongest monthly return since January. All sectors were positive for the month with industrials leading the way. Near the end of the month, over half of the S&P companies had reported earnings. Of those companies, 82% had reported earnings above analyst expectations.

Over the first quarter, oil prices gained on strong global demand, lower OPEC production, falling Organization for Economic Cooperation and Development (OECD) inventories, and political uncertainty in the Middle East. Global oil demand remained robust, with the U.S. Energy Information Administration (EIA) forecasting 1.8 million barrels per day growth in both 2018 and 2019. OPEC’s compliance rate stood at 163% in March, over 800,000 barrels per day more than their stated production cut. U.S. crude oil production increased to 10.4 million barrels per day in March and is forecast to average 10.7 million barrels a day in 2018. This level would surpass the previous record of 9.6 million barrels per day set back in 1970. Even with rising domestic production, U.S. and global inventories continued to draw. U.S. crude oil inventories fell below the five-year average during the first quarter. OECD crude oil inventories have fallen by 267 million barrels since January 2017. At the end of March, OECD inventories stood at 2.8 billion barrels, only 30 million barrels above five-year averages. The International Energy Agency (IEA) projected that if OPEC production were to remain constant in 2018, and their outlook for non-OPEC production and oil demand remain unchanged, global inventories could draw by about 600,000 barrels of oil per day. The tailwinds for crude oil picked up steam in the 1Q2018, however, investors remained leery of energy equities, building on a disconnect of historic proportions in performance between the commodity and energy equities. From the start of 2017 to the end of the 1Q2018, crude oil prices rose 24%, while the Morningstar Equity Energy category fell by over 10%. We believe energy equities have traded based on investor sentiment and technicals over fundamentals, which have improved greatly over the past year.

Over the second quarter, oil prices strengthened further on strong global demand, Venezuela and Libya oil production declines, falling OECD inventories, and a more tapered growth outlook for U.S. shale. OPEC held a meeting in June and agreed to increase oil production. While the increased production put mild downside pressure on oil prices, this move erodes the cartel’s spare capacity. Regionally, the Permian Basin was highly topical over the 2Q2018 as production from the region inched closer to takeaway capacity. Midland Basin, the main pricing hub for Permian crude, saw differentials widen into the double digits over the quarter. Fear of further deterioration in Midland prices brought share prices of Permian operators down. Additionally, share prices of completion orientated oilfield service companies came under pressure as constrained takeaway capacity is expected to impact completion activity during the 4Q2018 through the 2Q2019. We view this issue as highly transitory and continue to seek opportunities in quality companies whose shares have overly reacted to this bottleneck. After a rough 1Q2018, energy went from trailing the S&P 500 by over 5% at the end of the first quarter to outperforming the S&P 500 by over 4% for the 1H2018.

For the 2H2018, we should see a continuation of the strong performance seen from the energy sector during the 1H2018, as tailwinds continue to build. The IEA has forecasted global oil demand for 2018 to climb by 1.4 million barrels of oil per day and 1.5 million barrels of oil per day in 2019. We believe there is upside to this number as the IEA has underestimated global demand for several consecutive years and global GDP, a statistic that has been strongly correlated to oil consumption, has been on the rise. On the supply side, growth will be driven by increasing shale production, but at a level that demand can absorb. While OPEC’s production increase may loosen global supply over the short-term, global spare capacity is expected to fall to levels not seen since the early 1980’s. We feel this will provide strong support from crude oil prices.

The Fund’s total returns for Class A, C, and I shares were 5.36%*, 4.90%*, and 5.57%*, respectively, for the seven months ended July 31, 2018 compared to returns of 7.46%, 8.77%, and 6.58% for the Morningstar Equity Energy Category, the S&P Composite 1500 Energy Index, and the S&P Composite 1500 Index, respectively. The energy sector outperformed the broader market as the price of oil rose over the period. The Fund underperformed its Morningstar category (Energy Equity), primarily driven by stock selection in midstream and underweight allocations to exploration & production and refiners. Aiding relative performance was stock selection in equipment & services and integrateds.

If you would like more frequent updates, please visit the Fund’s website at integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 2.48%, 3.22%, and 2.23% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.51%, 1.25%, and 0.25% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 29, 2019 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.05%, 1.80%, and 0.80% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to April 29, 2019 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY ENERGIZED DIVIDEND FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ended July 31, 2018

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	24.11%	N/A	N/A	N/A	19.21%
Class A With sales charge (5.00%)	17.95%	N/A	N/A	N/A	16.50%
Class C Without CDSC	23.20%	N/A	N/A	N/A	18.31%
Class C With CDSC (1.00%)	22.20%	N/A	N/A	N/A	18.31%
Class I Without sales charge	24.50%	N/A	N/A	N/A	22.01%
* May 2, 2016 for Class A and C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 2.48%, 3.22%, and 2.23% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.51%, 1.25%, and 0.25% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 29, 2019 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.05%, 1.80%, and 0.80% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to April 29, 2019 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

INTEGRITY GROWTH & INCOME FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity Growth & Income Fund (the “Growth & Income Fund” or “Fund”) for the seven month period ended July 31, 2018. The Fund’s portfolio and related financial statements are presented within for your review.

The first quarter of 2018 saw the S&P 500 Index (S&P) return -0.76%. After remaining near historic lows for a year, volatility (as measured by the VIX volatility index) returned in February, spiking to levels not seen since the market turmoil of late 2015. The VIX spiked from the low-teens all the way to 50 before settling around 20 for the remainder of the quarter. The market pulled back with the increased volatility, causing February to be the first down month for the S&P since October 2016. The companies comprising the S&P reported fourth quarter earnings that grew approximately 14.8% on revenue growth of 8.3%, year-over-year. Of these companies, 76% beat analyst expectations. As expected, the U.S. Federal Reserve (Fed) voted to increase the target range for the federal funds rate by 0.25% at its two-day March meeting of the Federal Open Market Committee. The Fed noted that the labor market has continued to strengthen and that economic activity has been rising at a moderate rate.

Only two sectors reported positive returns in the first quarter of 2018. Technology was the best performing sector, returning 3.54% as the sector reported a high level of earnings growth year-over-year. Consumer discretionary also had a positive quarter, returning 3.12%. Telecommunications and Consumer Staples performed worst over the period with returns of -7.49% and -7.12%, respectively. Telecommunications, a sector known for paying dividends, was likely hurt by increasing interest rates as the 10-year Treasury yield started the quarter at 2.40% and nearly touched 3%. Consumer staples contains many international companies and may have been hurt by rising fears of trade wars.

The second quarter of 2018 saw the S&P return 3.43%. Headlines focused on the increasing risk of trade wars as the U.S. announced new tariffs affecting multiple industries. The market appeared to shrug off these concerns as it ticked higher over the quarter. The companies comprising the S&P reported first quarter earnings that grew approximately 26.6% on revenue growth of 8.4%, year-over-year. Of these companies, 78% beat analyst expectations. Looking at future quarters, analysts currently project earnings growth to continue at double-digit levels through the remainder 2018. The U.S. Bureau of Labor Statistics reported that the unemployment rate fell to 3.8%, its lowest level since April 2000. As expected, the Fed voted to increase the target range for the federal funds rate by 0.25% at its June meeting. The Fed noted that economic activity has been rising at a solid rate.

Improving from the first quarter, seven of the eleven sectors reported positive returns in the second quarter of 2018. Energy was by far the best performing sector, returning 13.69% as supply disruption concerns caused the price of Brent crude oil to approach $80. Energy sector earnings grew 89% year-over-year and are expected to continue to grow at a high rate. Consumer discretionary was the second best performing sector with a return of 8.12%. The financial sector was the worst performer with a return of -3.32% as the yield curve continued to flatten.

The S&P returned 3.72% in July, its strongest monthly return since January. All sectors were positive for the month with industrials leading the way. Near the end of the month, over half of the S&P companies had reported earnings. Of those companies, 82% had reported earnings above analyst expectations.

The Fund’s total returns for Class A, C, and I shares were 5.81%*, 5.53%*, and 5.96%*, respectively, for the seven months ended July 31, 2018 while the S&P gained 6.47%. The Fund is in the Morningstar Large Blend category which returned 5.22% over the same time period. The Fund underperformed the S&P, primarily driven by stock selection in consumer discretionary and industrials and an overweight allocation to telecommunications. Aiding relative performance was stock selection in technology and financials.

The Fund is managed using a blended growth and income investment strategy. We seek to invest primarily in domestic common stocks, balancing investments between growth & dividend paying stocks, depending on where we see the best value. We also try to emphasize companies we believe offer both attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate.

If you would like more frequent updates, please visit the Fund’s website at integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.93%, 1.74%, and 1.68% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.25%, 1.70%, and 1.00% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 29, 2019 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.25%, 2.00%, and 1.00% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to April 29, 2019 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY GROWTH & INCOME FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ended July 31, 2018

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	15.94%	8.52%	9.68%	8.11%	8.73%
Class A With sales charge (5.00%)	10.14%	6.68%	8.56%	7.56%	8.49%
Class C Without CDSC	15.27%	N/A	N/A	N/A	7.98%
Class C With CDSC (1.00%)	14.27%	N/A	N/A	N/A	7.98%
Class I Without sales charge	16.20%	N/A	N/A	N/A	13.95%
* January 3, 1995 for Class A; August 3, 2015 for Class C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.93%, 1.74%, and 1.68% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.25%, 1.70%, and 1.00% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 29, 2019 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.25%, 2.00%, and 1.00% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to April 29, 2019 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

INTEGRITY HIGH INCOME FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity High Income Fund (the “High Income Fund” or “Fund”) for the seven month period ended July 31, 2018. The Fund’s portfolio and related financial statements are presented within for your review.

Market Environment

Despite solid fundamentals and earnings in the high-yield market, increasing rates, inflation and trade concerns drove increased volatility in bond prices. Global economic uncertainty rose on weaker growth in Europe and oil supply questions also contributed to the volatility. For the year-to-date period ending July 31, 2018, the high-yield market was up 1.20% (as measured by the ICE BofAML US High Yield Constrained Index). Performance was led by less rate-sensitive, lower-quality credits, as CCCs returned 4.55% versus BBs at -0.70%. Year to date, yields widened 52 basis points (bps) to 6.36% while spreads tightened 16 bps to close at 357 bps as of July 31. Leading contributors to year-to-date performance in the high-yield market were telecommunications, health care and transportation, which were offset by the top detractors, automotive, banking and consumer goods.

Retail fund flows for the year-to-date period have been negative at -$24 billion, dramatically higher than the -$10.5 billion for the same period last year. High-yield new issuance in 2018 was down 30% compared to the same period one year ago though refinancing activity continued to represent nearly two-thirds of total issuance this year. Default activity has lightened and the current trailing 12-month default rate of 2.02% is higher by 72 bps year to date and 81 bps for the trailing 12-month period.

With a 1.20% return for the last seven months, high yield has outperformed all other major fixed income asset classes, followed by five-year Treasuries (GA05) at -1.38%, emerging markets (EMCB) at -1.50%, U.S. Aggregate (D0A0) at -1.61% and high-grade credit (C0A0) at -2.40%.

Portfolio Performance and Positioning

For the year-to-date period ending July 31, the Integrity High Income Fund returned 1.21%* (A Class Shares, net of fees), 0.78%* (C Class Shares, net of fees) and 1.36%* (I Class Shares, net of fees) compared to its benchmark, the Bloomberg Barclays U.S. High Yield Index, which returned 1.25%, and the Morningstar High Yield category’s period return of 0.83%. On a gross-of-fee basis, the Fund’s A Class Shares outperformed the benchmark for the seven-month period due to security selection in the wireless and independent energy sectors in addition to the positive contribution resulting from the portfolio’s underweight to banking. Specifically, weightings in Valeant Pharmaceuticals International, Clear Channel Worldwide, Softbank Group Corporation, Windstream Holdings and Tenet Healthcare Corporation enhanced relative performance results in the period. Alternatively, contributions from security selection in the cable satellite and consumer products sectors coupled with an underweight to oil field services hindered relative performance for the trailing seven months. The largest detractors resulted from relative weightings in DISH Network Corporation, Halcon Resources Corporation, Frontier Communications Corporation, Hertz Global Holdings and High Ridge Brands.

Compared to the benchmark at July 31, the Fund was overweight in cable satellite, consumer products and technology due to our view of the relative value opportunities within those sectors. The Fund remained underweight in metals and mining, finance companies and oil field services because we have not found these sectors attractive due to challenging fundamental outlooks or rich valuations. As of July 31, the Fund’s yield, spread and duration were all lower than those of the benchmark.

Market Outlook

Global growth remains supportive of fundamentals, though a weaker-growth trend is developing in Europe. We expect a continuation of improved earnings growth and solid cash flows. Corporate balance sheets remain sound as improved cash flow and modest spending plans keep leverage stable. We also expect increased merger-and-acquisition activity, which should be a net positive for high-yield issuers. Technicals are supportive as low net issuance has more than offset muted demand. Volatility has increased on fears of a trade war and global economic uncertainty, and may continue sporadically. We believe broader-market high-yield spreads are attractive relative to current and expected defaults. Our fundamental research, bottom-up security selection style should allow us to continue to capitalize on market opportunities.

If you would like more frequent updates, please visit the Fund’s website at integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Robert L. Cook Managing Director J.P. Morgan Investment Management, Inc.	Thomas G. Hauser Vice President J.P. Morgan Investment Management, Inc.

The views expressed are those of Robert L. Cook, Senior Portfolio Manager and Managing Director, and Thomas G. Hauser, Vice President, J.P. Morgan Investment Management, Inc. (“JPMIM”), sub-adviser to the Fund. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.73%, 2.48%, and 1.48% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.89%, 1.64%, and 0.64% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 30, 2019 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.89%, 1.64%, and 0.64% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to April 30, 2019 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY HIGH INCOME FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ended July 31, 2018

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	2.49%	5.20%	4.59%	6.91%	5.30%
Class A With sales charge (4.25%)	-1.88%	3.69%	3.69%	6.45%	4.98%
Class C Without CDSC	1.74%	4.41%	3.81%	6.13%	4.49%
Class C With CDSC (1.00%)	0.76%	4.41%	3.81%	6.13%	4.49%
Class I Without sales charge	2.75%	N/A	N/A	N/A	6.26%
* April 30, 2004 for Class A and C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.73%, 2.48%, and 1.48% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.89%, 1.64%, and 0.64% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 30, 2019 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.89%, 1.64%, and 0.64% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to April 30, 2019 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Williston Basin/Mid-North America Stock Fund (the “WB/MNA Stock Fund” or “Fund”) for the seven month period ended July 31, 2018. The Fund’s portfolio and related financial statements are presented within for your review.

The first quarter of 2018 saw the S&P 500 Index (S&P) return -0.76%. After remaining near historic lows for a year, volatility (as measured by the VIX volatility index) returned in February, spiking to levels not seen since the market turmoil of late 2015. The VIX spiked from the low-teens all the way to 50 before settling around 20 for the remainder of the quarter. The market pulled back with the increased volatility, causing February to be the first down month for the S&P since October 2016. The companies comprising the S&P reported fourth quarter earnings that grew approximately 14.8% on revenue growth of 8.3%, year-over-year. Of these companies, 76% beat analyst expectations. As expected, the U.S. Federal Reserve (Fed) voted to increase the target range for the federal funds rate by 0.25% at its two-day March meeting of the Federal Open Market Committee. The Fed noted that the labor market has continued to strengthen and that economic activity has been rising at a moderate rate.

Only two sectors reported positive returns in the first quarter of 2018. Technology was the best performing sector, returning 3.54% as the sector reported a high level of earnings growth year-over-year. Consumer discretionary also had a positive quarter, returning 3.12%. Telecommunications and Consumer Staples performed the worst over the period with returns of -7.49% and -7.12%, respectively. Telecommunications, a sector known for paying dividends, was likely hurt by increasing interest rates as the 10-year Treasury yield started the quarter at 2.40% and nearly touched 3%. Consumer staples contains many international companies and may have been hurt by rising fears of trade wars.

The second quarter of 2018 saw the S&P return 3.43%. Headlines focused on the increasing risk of trade wars as the U.S. announced new tariffs affecting multiple industries. The market appeared to shrug off these concerns as it ticked higher over the quarter. The companies comprising the S&P reported first quarter earnings that grew approximately 26.6% on revenue growth of 8.4%, year-over-year. Of these companies, 78% beat analyst expectations. Looking at future quarters, analysts currently project earnings growth to continue at double-digit levels through the remainder 2018. The U.S. Bureau of Labor Statistics reported that the unemployment rate fell to 3.8%, its lowest level since April 2000. As expected, the Fed voted to increase the target range for the federal funds rate by 0.25% at its June meeting. The Fed noted that economic activity has been rising at a solid rate.

Improving from the first quarter, seven of the eleven sectors reported positive returns in the second quarter of 2018. Energy was by far the best performing sector, returning 13.69% as supply disruption concerns caused the price of Brent crude oil to approach $80. Energy sector earnings grew 89% year-over-year and are expected to continue to grow at a high rate. Consumer discretionary was the second best performing sector with a return of 8.12%. The financial sector was the worst performer with a return of -3.32% as the yield curve continued to flatten.

The S&P returned 3.72% in July, its strongest monthly return since January. All sectors were positive for the month with industrials leading the way. Near the end of the month, over half of the S&P companies had reported earnings. Of those companies, 82% had reported earnings above analyst expectations.

Over the first quarter, oil prices gained on strong global demand, lower OPEC production, falling Organization for Economic Cooperation and Development (OECD) inventories, and political uncertainty in the Middle East. Global oil demand remained robust, with the U.S. Energy Information Administration (EIA) forecasting 1.8 million barrels per day growth in both 2018 and 2019. OPEC’s compliance rate stood at 163% in March, over 800,000 barrels per day more than their stated production cut. U.S. crude oil production increased to 10.4 million barrels per day in March and is forecasted to average 10.7 million barrels a day in 2018. This level would surpass the previous record of 9.6 million barrels per day set back in 1970. Even with rising domestic production, U.S. and global inventories continued to draw. U.S. crude oil inventories fell below the five-year average during the first quarter. OECD crude oil inventories have fallen by 267 million barrels since January 2017. At the end of March, OECD inventories stood at 2.8 billion barrels, only 30 million barrels above five-year averages. The International Energy Agency (IEA) projected that if OPEC production were to remain constant in 2018, and their outlook for non-OPEC production and oil demand remain unchanged, global inventories could draw by about 600,000 barrels of oil per day. The tailwinds for crude oil picked up steam in the 1Q2018, however, investors remained leery of energy equities, building on a disconnect of historic proportions in performance between the commodity and energy equities. From the start of 2017 to the end of the 1Q2018, crude oil prices rose 24%, while the Morningstar Equity Energy category fell by over 10%. The Fund returned -8.94% versus the Morningstar Equity Energy category’s return of -6.74% over the first quarter. We believe energy equities have traded based on investor sentiment and technicals over fundamentals, which have improved greatly over the past year.

Over the second quarter, oil prices strengthened further on strong global demand, Venezuela and Libya oil production declines, falling OECD inventories, and a more tapered growth outlook for U.S. shale. OPEC held a meeting in June and agreed to increase oil production. While the increased production put mild downside pressure on oil prices, this move erodes the cartel’s spare capacity. Regionally, the Permian Basin was highly topical over the 2Q2018 as production from the region inched closer to takeaway capacity. Midland Basin, the main pricing hub for Permian crude, saw differentials widen into the double digits over the quarter. Fear of further deterioration in Midland prices brought share prices of Permian operators down. Additionally, share prices of completion orientated oilfield service companies came under pressure as constrained takeaway capacity is expected to impact completion activity during the 4Q2018 through the 2Q2019. We view this issue as highly transitory and continue to seek opportunities in quality companies whose shares have overly reacted to this bottleneck. After a rough 1Q2018, energy went from trailing the S&P 500 by over 5% at the end of the first quarter to outperforming the S&P 500 by over 4% for the 1H2018. The Fund returned 9.22% versus the Morningstar Equity Energy category’s return of 13.06% over the second quarter.

In the month of July, crude prices backed off of the year-to-date high of 72.46 to close the quarter at 68.76. The Fund returned 2.75% in July, 1.25% ahead of the Morningstar Equity Energy category. Aiding relative performance was an underweight allocation to integrated oil companies and selection in oilfield service.

For the 2H2018, we should see a continuation of the strong performance seen from the energy sector during the 1H2018, as tailwinds continue to build. The IEA has forecasted global oil demand for 2018 to climb by 1.4 million barrels of oil per day and 1.5 million barrels of oil per day in 2019. We believe there is upside to this number as the IEA has underestimated global demand for several consecutive years and global GDP, a statistic that has been strongly correlated to oil consumption, has been on the rise. On the supply side, growth will be driven by increasing shale production, but at a level that demand can absorb. While OPEC’s production increase may loosen global supply over the short-term, global spare capacity is expected to fall to levels not seen since the early 1980’s. We feel this will provide strong support from crude oil prices.

The Fund’s total returns for Class A, C, and I shares were 2.19%*, 1.84%*, and 2.38%*, respectively, for the seven months ended July 31, 2018, compared to returns of 7.46%, 8.77%, and 6.58% for the Morningstar Equity Energy Category, the S&P Composite 1500 Energy Index, and the S&P Composite 1500 Index, respectively. Detracting from the Fund’s performance relative to its Morningstar category was selection in oilfield service and exploration & production. Aiding relative performance was an underweight allocation to integrated oil companies and refinery selection. If you would like more frequent updates, please visit the Fund’s website at integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management, LLC (“Viking Fund Management”, “VFM”, or the “Adviser”). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.49%, 1.99%, and 0.99% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.49%, 1.99%, and 0.99% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 29, 2019 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.50%, 2.00%, and 1.00% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to April 29, 2019 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ended July 31, 2018

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	14.19%	2.06%	-0.19%	5.49%	6.53%
Class A With sales charge (5.00%)	8.44%	0.33%	-1.21%	4.95%	6.25%
Class C Without CDSC	13.55%	1.59%	N/A	N/A	-5.74%
Class C With CDSC (1.00%)	12.55%	1.59%	N/A	N/A	-5.74%
Class I Without sales charge	14.66%	N/A	N/A	N/A	9.42%
* April 5, 1999 for Class A; May 1, 2014 for Class C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.49%, 1.99%, and 0.99% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.49%, 1.99%, and 0.99% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 29, 2019 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.50%, 2.00%, and 1.00% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to April 29, 2019 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser. The Fund’s performance prior to November 10, 2008 was achieved under the previous investment strategy, which may have produced different results than the current investment strategy.

INTEGRITY DIVIDEND HARVEST FUND

PORTFOLIO MARKET SECTORS July 31, 2018

Consumer Staples	22.3%
Utilities	15.9%
Energy	14.1%
Telecommunication Services	13.1%
Health Care	9.0%
Financials	7.5%
Industrials	7.0%
Consumer Discretionary	5.8%
Information Technology	3.3%
Cash Equivalents and Other	1.0%
Materials	1.0%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS July 31, 2018

		Fair
	Shares	Value
COMMON STOCKS (99.1%)

Consumer Discretionary (5.8%)
Genuine Parts Co	$20,000	$1,946,200
McDonald's Corp	29,000	4,568,660
Target Corp	13,000	1,048,840
		7,563,700
Consumer Staples (22.3%)
Altria Group Inc	103,000	6,044,040
Coca Cola Co/The	130,000	6,061,900
General Mills Inc	15,000	690,900
Kimberly Clark Corp	48,000	5,465,280
PepsiCo Inc	24,000	2,760,000
Philip Morris International Inc	29,000	2,502,700
Procter & Gamble Co/The	71,000	5,742,480
		29,267,300
Energy (14.1%)
BP PLC ADR	22,000	991,980
Royal Dutch Shell PLC ADR	29,000	2,060,160
Chevron Corp	21,000	2,651,670
Enbridge Inc	50,000	1,771,500
Exxon Mobil Corp	74,000	6,031,740
Occidental Petroleum Corp	28,000	2,350,040
Sempra Energy	12,000	1,387,080
TransCanada Corp	27,000	1,213,650
		18,457,820
Financials (7.5%)
BB&T Corp	16,000	812,960
BlackRock Inc	1,400	703,864
CME Group Inc	12,000	1,909,440
Cincinnati Financial Corp	11,000	831,930
Old Republic International Corp	40,000	852,400
People's United Financial Inc	80,000	1,458,400
Prudential Financial Inc	23,000	2,320,930
Wells Fargo & Co	17,000	973,930
		9,863,854
Health Care (9.0%)
Johnson & Johnson	40,500	5,367,060
Merck & Co Inc	54,000	3,556,980
Pfizer Inc	72,000	2,874,960
		11,799,000
Industrials (7.0%)
Emerson Electric Co	30,000	2,168,400
Lockheed Martin Corp	15,000	4,891,500
3M Co	10,000	2,123,200
		9,183,100
Information Technology (3.3%)
Broadcom Inc	4,500	997,965
International Business Machines Corp	23,000	3,333,390
		4,331,355
Materials (1.0%)
Air Products & Chemicals Inc	8,000	1,313,360

Telecommunication Services (13.1%)
Vodafone Group PLC	68,000	1,669,400
AT&T Inc	223,000	7,129,310
BCE Inc	43,000	1,824,490
Verizon Communications Inc	127,000	6,558,280
		17,181,480
Utilities (15.9%)
Consolidated Edison Inc	24,000	1,894,320
Dominion Resources Inc/VA	72,000	5,163,120
Duke Energy Corp	56,000	4,570,720
NextEra Energy Inc	15,000	2,513,100
Southern Co/The	90,000	4,374,000
WEC Energy Group Inc	34,000	2,256,580
		20,771,840

TOTAL COMMON STOCKS (COST: $123,913,194)		$129,732,809

OTHER ASSETS LESS LIABILITES (0.9%)		$1,185,608

NET ASSETS (100.0%)		$130,918,417

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

INTEGRITY ENERGIZED DIVIDEND FUND

PORTFOLIO MARKET SECTORS July 31, 2018

Energy	82.6%
Utilities	7.3%
Materials	3.3%
Industrials	3.1%
Financials	2.6%
Cash Equivalents and Other	1.1%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS July 31, 2018

		Fair
	Shares	Value
COMMON STOCKS (98.9%)

Energy (82.6%)
BP PLC ADR	$13,000	$586,170
Royal Dutch Shell PLC ADR	11,400	809,856
TOTAL SA ADR	4,000	261,000
AltaGas Ltd	12,300	250,283
Archrock Inc	18,000	245,700
Chevron Corp	1,650	208,346
Enbridge Inc	9,000	318,870
Exxon Mobil Corp	1,500	122,265
Gibson Energy Inc	20,000	280,124
Helmerich & Payne Inc	3,000	184,050
Kinder Morgan Inc/DE	24,000	426,720
Occidental Petroleum Corp	3,600	302,148
Pembina Pipeline Corp	7,000	251,090
Schlumberger Ltd	1,700	114,784
SemGroup Corp	23,000	578,450
TransCanada Corp	6,000	269,700
Valero Energy Corp	1,000	118,350
Williams Cos Inc/The	24,000	714,000
		6,041,905
Financials (2.6%)
CME Group Inc	1,200	190,944

Industrials (3.1%)
Covanta Holding Corp	12,500	225,000

Materials (3.3%)
Compass Minerals International Inc	2,400	162,840
LyondellBasell Industries NV	700	77,553
		240,393
Utilities (7.3%)
Entergy Corp	1,800	146,304
OGE Energy Corp	3,000	108,720
Southern Co/The	5,800	281,880
		536,904

TOTAL COMMON STOCKS (COST: $6,733,297)		$7,235,146

OTHER ASSETS LESS LIABILITIES (1.1%)		$81,553

NET ASSETS (100.0%)		$7,316,699

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND

PORTFOLIO MARKET SECTORS July 31, 2018

Information Technology	21.9%
Health Care	16.3%
Financials	16.2%
Industrials	12.8%
Consumer Discretionary	12.1%
Consumer Staples	7.5%
Utilities	4.5%
Telecommunication Services	3.8%
Materials	3.1%
Cash Equivalents and Other	1.8%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS July 31, 2018

		Fair
	Shares	Value
COMMON STOCKS (98.2%)

Consumer Discretionary (12.1%)
Best Buy Co Inc	$8,000	$600,240
Walt Disney Co/The	4,000	454,240
Home Depot Inc/The	3,500	691,320
Lowe's Cos Inc	7,200	715,248
Starbucks Corp	27,000	1,414,530
Target Corp	6,000	484,080
		4,359,658
Consumer Staples (7.5%)
Campbell Soup Co	21,000	858,900
Kimberly Clark Corp	6,500	740,090
PepsiCo Inc	9,500	1,092,500
		2,691,490
Financials (16.2%)
Bank of America Corp	20,000	617,600
BlackRock Inc	2,800	1,407,728
JPMorgan Chase & Co	15,000	1,724,250
PNC Financial Services Group Inc/The	3,000	434,490
S&P Global Inc	3,000	601,320
US Bancorp	19,000	1,007,190
		5,792,578
Health Care (16.3%)
Becton Dickinson and Co	3,000	751,110
*Celgene Corp	8,000	720,720
Johnson & Johnson	5,000	662,600
Pfizer Inc	33,000	$1,317,690
Thermo Fisher Scientific Inc	8,000	1,876,240
UnitedHealth Group Inc	2,000	506,440
		5,834,800
Industrials (12.8%)
Caterpillar Inc	4,500	647,100
Covanta Holding Corp	47,000	846,000
Deere & Co	3,800	550,202
FedEx Corp	1,500	368,805
3M Co	4,500	955,440
Waste Management Inc	7,000	630,000
Ingersoll Rand PLC	6,000	591,060
		4,588,607
Information Technology (21.9%)
*Advanced Micro Devices Inc	50,000	916,500
*Alphabet Inc	1,000	1,227,220
Apple Inc	2,000	380,580
HP Inc	28,000	646,240
Intel Corp	24,000	1,154,400
International Business Machines Corp	4,000	579,720
NVIDIA Corp	2,100	514,206
QUALCOMM Inc	17,000	1,089,530
Visa Inc	10,000	1,367,400
		7,875,796
Materials (3.1%)
Air Products & Chemicals Inc	3,500	574,595
Praxair Inc	3,200	536,000
		1,110,595
Telecommunication Services (3.8%)
AT&T Inc	26,000	831,220
Verizon Communications Inc	10,000	516,400
		1,347,620
Utilities (4.5%)
ALLETE Inc	9,500	736,535
Exelon Corp	21,000	892,500
		1,629,035

TOTAL COMMON STOCKS (COST: $25,837,045)		$35,230,179

OTHER ASSETS AND LIABILITES (1.8%)		$653,531

NET ASSETS (100.0%)		$35,883,710

* Non-income producing

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND

PORTFOLIO MARKET SECTORS July 31, 2018

Consumer Discretionary	27.4%
Energy	11.6%
Health Care	10.7%
Telecommunication Services	10.3%
Industrials	9.3%
Cash Equivalents and Other	8.5%
Information Technology	7.7%
Materials	5.2%
Financials	3.7%
Consumer Staples	3.1%
Real Estate	1.5%
Utilities	1.0%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS July 31, 2018

	Principal	Fair
	Amount	Value
CORPORATE BONDS (89.0%)

Consumer Discretionary (25.9%)
Aramark Services Inc 5.000% 02/01/2028	$75,000	$72,353
Alpine Finance Merger Sub LLC - 144A 6.875% 08/01/2025	25,000	25,313
Altice Luxembourg SA - 144A 7.750% 05/15/2022	200,000	199,000
AMC Entertainment Holdings Inc 5.875% 11/15/2026	15,000	14,625
*AMC Entertainment Inc 5.750% 06/15/2025	55,000	54,244
AMC Networks Inc 5.000% 04/01/2024	85,000	83,831
American Axle & Manufacturing Inc 6.250% 03/15/2026	90,000	86,400
American Axle & Manufacturing Inc 6.250% 04/01/2025	50,000	48,625
American Axle & Manufacturing Inc 6.500% 04/01/2027	45,000	43,763
American Axle & Manufacturing Inc 6.625% 10/15/2022	66,000	67,650
Arch Merger Sub Inc - 144A 8.500% 09/15/2025	125,000	117,500
Boyd Gaming Corp 6.875% 05/15/2023	30,000	31,547
Boyd Gaming Corp - 144A 6.000% 08/15/2026	35,000	35,175
Boyne USA Inc - 144A 7.250% 05/01/2025	15,000	15,675
CBS Radio Inc - 144A 7.250% 11/01/2024	25,000	23,488
CCO Holdings LLC / CCO Holdings Capital Corp 5.125% 05/01/2027	160,000	152,750
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 5.000% 02/01/2028	100,000	93,938
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 5.375% 05/01/2025	40,000	39,300
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 5.500% 05/01/2026	80,000	78,600
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 5.750% 02/15/2026	165,000	163,969
*CCO Holdings LLC / CCO Holdings Capital Corp - 144A 5.875% 04/01/2024	300,000	305,250
Cinemark USA Inc 4.875% 06/01/2023	85,000	83,751
(5)Claire's Stores Inc - 144A 9.000% 03/15/2019	100,000	63,500
Clear Channel Worldwide Holdings Inc 6.500% 11/15/2022	95,000	96,680
*Clear Channel Worldwide Holdings Inc 6.500% 11/15/2022	380,000	388,550
Clear Channel Worldwide Holdings Inc 7.625% 03/15/2020	50,000	49,750
Clear Channel Worldwide Holdings Inc 7.625% 03/15/2020	165,000	165,363
Constellation Merger Sub Inc - 144A 8.500% 09/15/2025	55,000	51,975
Cooper- 144A Standard Automotive Inc - 5.625% 11/15/2026	60,000	58,950
Dana Financing Luxembourg Sarl - 144A 6.500% 06/01/2026	10,000	10,125
*Dana Inc 6.000% 09/15/2023	150,000	154,500
Delphi Jersey Holdings PLC - 144A 5.000% 10/01/2025	80,000	75,441
DISH DBS Corp 5.000% 03/15/2023	235,000	203,275
*DISH DBS Corp 5.875% 07/15/2022	140,000	130,900
DISH DBS Corp 5.875% 11/15/2024	325,000	269,750
DISH DBS Corp 7.750% 07/01/2026	60,000	52,425
DISH Network Corp 3.375% 08/15/2026	50,000	45,423
Energizer Gamma Acquisition Inc - 144A 6.375% 07/15/2026	25,000	25,688
Gates Global LLC / Gates Global Co - 144A 6.000% 07/15/2022	43,000	43,269
General Motors Co 4.875% 10/02/2023	135,000	138,252
GLP Capital LP / GLP Financing II Inc 5.250% 06/01/2025	50,000	50,920
GLP Capital LP / GLP Financing II Inc 5.750% 06/01/2028	50,000	50,735
Goodyear Tire & Rubber Co/The 5.000% 05/31/2026	15,000	13,988
Goodyear Tire & Rubber Co/The 5.125% 11/15/2023	35,000	34,475
Hanesbrands Inc - 144A 4.625% 05/15/2024	30,000	29,175
HD Supply Inc - 144A 5.750% 04/15/2024	55,000	57,750
Hilton Domestic Operating Co Inc - 144A 5.125% 05/01/2026	73,000	73,000
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower Inc 6.125% 12/01/2024	15,000	15,225
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp 4.625% 04/01/2025	25,000	24,375
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp 4.875% 04/01/2027	10,000	9,725
Hughes Satellite Systems Corp 6.625% 08/01/2026	10,000	9,525
(5)iHeartCommunications Inc 9.000% 03/01/2021	135,000	104,288
(5)iHeartCommunications Inc 10.625% 03/15/2023	45,000	34,538
International Game Technology PLC - 144A 6.500% 02/15/2025	200,000	211,262
Interval Acquisition Corp 5.625% 04/15/2023	70,000	70,175
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp - 144A 6.750% 11/15/2021	105,000	108,413
JC Penney Corp Inc 6.375% 10/15/2036	55,000	30,388
L Brands Inc 6.750% 07/01/2036	50,000	42,250
Live Nation Entertainment Inc - 144A 4.875% 11/01/2024	20,000	19,725
LTF Merger Sub Inc - 144A 8.500% 06/15/2023	80,000	83,400
Mattel Inc - 144A 6.750% 12/31/2025	130,000	125,938
Meredith Corp - 144A 6.875% 02/01/2026	45,000	45,338
MGM Growth Properties Operating Partnership LP / MGP Finance Co Issuer Inc 4.500% 01/15/2028	10,000	9,125
MGM Growth Properties Operating Partnership LP / MGP Finance Co Issuer Inc 4.500% 09/01/2026	15,000	14,138
MGM Growth Properties Operating Partnership LP / MGP Finance Co Issuer Inc 5.625% 05/01/2024	20,000	20,450
MGM Resorts International 4.625% 09/01/2026	10,000	9,400
MGM Resorts International 5.750% 06/15/2025	55,000	55,464
MGM Resorts International 6.000% 03/15/2023	95,000	98,444
MGM Resorts International 6.750% 10/01/2020	30,000	31,575
*MGM Resorts International 7.750% 03/15/2022	215,000	235,425
Midcontinent Communications / Midcontinent Finance Corp – 144A 6.875% 08/15/2023	70,000	73,675
Neiman Marcus Group LTD LLC - 144A 8.000% 10/15/2021	40,000	25,200
(1)Neiman Marcus Group LTD LLC - 144A 8.750% (9.500%) 10/15/2021	87,780	55,521
Netflix Inc 4.875% 04/15/2028	65,000	61,506
Netflix Inc - 144A 5.875% 11/15/2028	56,000	56,140
Nexstar Broadcasting Inc 5.625% 08/01/2024	35,000	34,475
Nexstar Broadcasting Inc - 144A 6.125% 02/15/2022	15,000	15,244
Nielsen Finance LLC / Nielsen Finance Co - 144A 5.000% 04/15/2022	135,000	131,203
PetSmart Inc - 144A 5.875% 06/01/2025	70,000	54,950
PetSmart Inc - 144A 8.875% 06/01/2025	50,000	34,438
*Quebecor Media Inc 5.750% 01/15/2023	205,000	210,638
RHP Hotel Properties LP / RHP Finance Corp 5.000% 04/15/2021	160,000	161,200
Sabre GLBL Inc - 144A 5.250% 11/15/2023	40,000	40,100
Sabre GLBL Inc - 144A 5.375% 04/15/2023	65,000	65,366
Service Corp International/US 5.375% 05/15/2024	15,000	15,188
Service Corp International/US 7.500% 04/01/2027	135,000	150,525
SFR Group SA - 144A 7.375% 05/01/2026	200,000	197,750
Sirius XM Radio Inc - 144A 5.000% 08/01/2027	10,000	9,500
Sirius XM Radio Inc - 144A 5.375% 04/15/2025	135,000	133,988
Sirius XM Radio Inc - 144A 5.375% 07/15/2026	40,000	39,150
Sirius XM Radio Inc - 144A 6.000% 07/15/2024	155,000	160,231
Six Flags Entertainment Corp - 144A 4.875% 07/31/2024	20,000	19,525
Stars Group Holdings BV / Stars Group US Co- 144A Borrower LLC 7.000% 07/15/2026	29,000	29,870
TEGNA Inc 6.375% 10/15/2023	15,000	15,488
TEGNA Inc - 144A 4.875% 09/15/2021	15,000	14,944
TEGNA Inc - 144A 5.500% 09/15/2024	50,000	50,250
Tempur Sealy International Inc 5.500% 06/15/2026	80,000	76,300
Tempur Sealy International Inc 5.625% 10/15/2023	70,000	69,213
Tenneco Inc 5.000% 07/15/2026	35,000	30,800
Tenneco Inc 5.375% 12/15/2024	10,000	9,388
VICI Properties 1 LLC / VICI FC Inc 8.000% 10/15/2023	109,306	120,920
Videotron Ltd - 144A 5.375% 06/15/2024	35,000	36,138
Videotron Ltd / Videotron Ltee - 144A 5.125% 04/15/2027	30,000	29,475
Vista Outdoor Inc 5.875% 10/01/2023	135,000	132,638
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp - 144A 5.500% 03/01/2025	120,000	118,500
Zayo Group LLC / Zayo Capital Inc 6.000% 04/01/2023	65,000	66,706
Zayo Group LLC / Zayo Capital Inc 6.375% 05/15/2025	70,000	72,450
		8,197,771
Consumer Staples (3.1%)
(2)Albertsons Cos Inc - 144A, (ICE LIBOR USD 3 Month + 3.75%), 6.085% 01/15/2024	48,000	48,600
Albertsons Cos LLC / Safeway Inc / New Albertson's Inc / Albertson's LLC 5.750% 03/15/2025	50,000	45,000
Central Garden & Pet Co 5.125% 02/01/2028	110,000	102,850
Central Garden & Pet Co 6.125% 11/15/2023	50,000	51,375
Coty Inc - 144A 6.500% 04/15/2026	100,000	93,625
High Ridge Brands Co - 144A 8.875% 03/15/2025	45,000	20,700
HRG Group Inc 7.750% 01/15/2022	50,000	51,563
Kronos Acquisition Holdings Inc - 144A 9.000% 08/15/2023	65,000	56,550
POST 5 1/2 03/01/25 - 144A 5.500% 03/01/2025	70,000	68,950
Post Holdings Inc - 144A 5.625% 01/15/2028	30,000	28,575
Post Holdings Inc - 144A 5.750% 03/01/2027	10,000	9,725
Reynolds Group Issuer Inc / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 5.750% 10/15/2020	140,521	140,774
Reynolds Group Issuer Inc / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu - 144A 7.000% 07/15/2024	25,000	25,313
Rite Aid Corp - 144A 6.125% 04/01/2023	90,000	90,450
Spectrum Brands Inc 5.750% 07/15/2025	40,000	39,900
Spectrum Brands Inc 6.625% 11/15/2022	25,000	25,750
TreeHouse Foods Inc - 144A 6.000% 02/15/2024	75,000	75,000
		974,699
Energy (11.5%)
AES Corp/VA 4.000% 03/15/2021	55,000	54,931
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp 7.875% 12/15/2024	5,000	5,200
Antero Midstream Partners LP / Antero Midstream Finance Corp 5.375% 09/15/2024	30,000	30,113
Antero Resources Corp 5.125% 12/01/2022	95,000	95,238
Antero Resources Corp 5.625% 06/01/2023	15,000	15,300
Blue Racer Midstream LLC / Blue Racer Finance Corp 6.625% 07/15/2026	25,000	25,188
Blue Racer Midstream LLC / Blue Racer Finance Corp - 144A 6.125% 11/15/2022	100,000	101,280
Boardwalk Pipelines LP 5.950% 06/01/2026	40,000	42,690
Carrizo Oil & Gas Inc 6.250% 04/15/2023	35,000	35,613
Carrizo Oil & Gas Inc 7.500% 09/15/2020	10,000	10,013
Carrizo Oil & Gas Inc 8.250% 07/15/2025	20,000	21,600
Cheniere Corpus Christi Holdings LLC 5.125% 06/30/2027	35,000	35,105
Chesapeake Energy Corp 5.500% 09/15/2026	15,000	14,915
Chesapeake Energy Corp 8.000% 01/15/2025	105,000	107,625
Chesapeake Energy Corp 8.000% 06/15/2027	60,000	61,350
Chesapeake Energy Corp - 144A 8.000% 12/15/2022	62,000	65,410
Communications Sales & Leasing Inc / CSL Capital LLC - 144A 7.125% 12/15/2024	75,000	68,250
Continental Resources Inc/OK 4.500% 04/15/2023	90,000	91,568
Continental Resources Inc/OK 5.000% 09/15/2022	10,000	10,147
Covey Park Energy LLC / Covey Park Finance Corp - 144A 7.500% 05/15/2025	40,000	40,600
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp 6.250% 04/01/2023	35,000	35,700
DCP Midstream Operating LP 5.375% 07/15/2025	20,000	20,425
Denbury Resources Inc 9.250% 03/31/2022	58,000	61,480
Diamondback Energy Inc - 144A 5.375% 05/31/2025	30,000	29,925
EP Energy LLC / Everest Acquisition Finance Inc - 144A 7.750% 05/15/2026	155,000	158,100
EnLink Midstream Partners LP 4.400% 04/01/2024	75,000	72,004
EnLink Midstream Partners LP 4.850% 07/15/2026	25,000	24,036
EP Energy LLC / Everest Acquisition Finance Inc - 144A 8.000% 02/15/2025	25,000	19,063
EP Energy LLC / Everest Acquisition Finance Inc - 144A 8.000% 11/29/2024	35,000	35,350
GCI Inc 6.875% 04/15/2025	40,000	41,250
Gulfport Energy Corp 6.000% 10/15/2024	15,000	14,475
Gulfport Energy Corp 6.625% 05/01/2023	10,000	10,125
Halcon Resources Corp 6.750% 02/15/2025	60,000	55,650
Hess Infrastructure Partners LP / Hess Infrastructure Partners Finance Corp - 144A 5.625% 02/15/2026	25,000	25,125
Jagged Peak Energy LLC - 144A 5.875% 05/01/2026	30,000	29,475
Laredo Petroleum Inc 5.625% 01/15/2022	39,000	38,951
MEG Energy Corp - 144A 6.375% 01/30/2023	50,000	45,125
MEG Energy Corp - 144A 6.500% 01/15/2025	75,000	73,781
MEG Energy Corp - 144A 7.000% 03/31/2024	110,000	99,413
MPLX LP 4.875% 06/01/2025	25,000	25,969
MPLX LP 4.875% 12/01/2024	30,000	31,075
MPLX LP 5.500% 02/15/2023	75,000	76,325
Nabors Industries Inc - 144A 5.750% 02/01/2025	50,000	47,375
Newfield Exploration Co 5.375% 01/01/2026	25,000	25,563
Newfield Exploration Co 5.750% 01/30/2022	35,000	36,488
NGPL PipeCo LLC - 144A 4.375% 08/15/2022	45,000	45,113
NGPL PipeCo LLC - 144A 4.875% 08/15/2027	10,000	9,988
Oasis Petroleum Inc 6.875% 01/15/2023	80,000	81,800
Oasis Petroleum Inc 6.875% 03/15/2022	38,000	38,713
Oasis Petroleum Inc - 144A 6.250% 05/01/2026	35,000	35,175
Parsley Energy LLC / Parsley Finance Corp 5.625% 10/15/2027	25,000	24,813
Parsley Energy LLC / Parsley Finance Corp - 144A 5.250% 08/15/2025	30,000	29,625
Parsley Energy LLC / Parsley Finance Corp - 144A 5.375% 01/15/2025	20,000	19,900
Precision Drilling Corp 6.500% 12/15/2021	5,592	5,690
Precision Drilling Corp 7.750% 12/15/2023	45,000	47,588
Precision Drilling Corp - 144A 7.125% 01/15/2026	35,000	35,919
Range Resources Corp 4.875% 05/15/2025	50,000	46,313
Range Resources Corp 5.000% 03/15/2023	15,000	14,381
Range Resources Corp 5.000% 08/15/2022	10,000	9,800
Sanchez Energy Corp 6.125% 01/15/2023	25,000	17,156
SM Energy Co 5.625% 06/01/2025	30,000	29,213
SM Energy Co 6.125% 11/15/2022	70,000	71,750
SM Energy Co 6.500% 01/01/2023	15,000	15,225
Southwestern Energy Co 4.100% 03/15/2022	30,000	28,500
Southwestern Energy Co 6.700% 01/23/2025	100,000	98,625
Southwestern Energy Co 7.500% 04/01/2026	25,000	25,781
Southwestern Energy Co 7.750% 10/01/2027	25,000	26,141
Summit Midstream Holdings LLC / Summit Midstream Finance Corp 5.750% 04/15/2025	30,000	28,800
Sunoco LP / Sunoco Finance Corp - 144A 4.875% 01/15/2023	15,000	14,741
Sunoco LP / Sunoco Finance Corp - 144A 5.500% 02/15/2026	20,000	19,025
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp - 144A 5.500% 01/15/2028	70,000	70,175
Targa Resources Partners LP / Targa Resources Partners Finance Corp 4.250% 11/15/2023	10,000	9,600
Targa Resources Partners LP / Targa Resources Partners Finance Corp 5.000% 01/15/2028	35,000	33,031
Targa Resources Partners LP / Targa Resources Partners Finance Corp 5.125% 02/01/2025	15,000	14,925
Targa Resources Partners LP / Targa Resources Partners Finance Corp 6.750% 03/15/2024	120,000	126,600
Targa Resources Partners LP / Targa Resources Partners Finance Corp - 144A 5.875% 04/15/2026	40,000	40,800
Tesoro Logistics LP / Tesoro Logistics Finance Corp 5.250% 01/15/2025	25,000	25,842
Tesoro Logistics LP / Tesoro Logistics Finance Corp 6.250% 10/15/2022	11,000	11,372
Tesoro Logistics LP / Tesoro Logistics Finance Corp 6.375% 05/01/2024	25,000	26,615
Transocean Guardian Ltd - 144A 5.875% 01/15/2024	38,000	38,380
Transocean Inc 7.500% 01/15/2026	40,000	40,900
Transocean Pontus Ltd - 144A 6.125% 08/01/2025	16,000	16,300
Weatherford International Ltd 9.875% 02/15/2024	10,000	10,150
Whiting Petroleum Corp 5.750% 03/15/2021	15,000	15,300
Whiting Petroleum Corp 6.250% 04/01/2023	65,000	67,356
Whiting Petroleum Corp 6.625% 01/15/2026	15,000	15,534
WildHorse Resource Development Corp 6.875% 02/01/2025	60,000	60,600
WildHorse Resource Development Corp - 144A 6.875% 02/01/2025	15,000	15,150
WPX Energy Inc 5.250% 09/15/2024	10,000	9,938
WPX Energy Inc 5.750% 06/01/2026	24,000	24,060
WPX Energy Inc 6.000% 01/15/2022	9,000	9,338
WPX Energy Inc 8.250% 08/01/2023	65,000	73,535
		3,639,652
Financials (3.7%)
Adient Global Holdings Ltd - 144A 4.875% 08/15/2026	40,000	36,700
Ally Financial Inc 4.125% 02/13/2022	90,000	89,100
Ally Financial Inc 4.250% 04/15/2021	20,000	20,050
Ally Financial Inc 4.625% 03/30/2025	90,000	89,100
*Ally Financial Inc 4.625% 05/19/2022	165,000	165,843
Ally Financial Inc 5.750% 11/20/2025	40,000	41,450
(3)Citigroup Inc - 5.800% Perpetual Maturity	35,000	35,823
(3)Citigroup Inc - 5.875% Perpetual Maturity	30,000	30,780
(3)Citigroup Inc - 5.950% Perpetual Maturity	10,000	10,100
Diamond 1 Finance Corp / Diamond 2 Finance Corp - 144A 5.450% 06/15/2023	60,000	63,055
Diamond 1 Finance Corp / Diamond 2 Finance Corp - 144A 5.875% 06/15/2021	20,000	20,481
Diamond 1 Finance Corp / Diamond 2 Finance Corp - 144A 6.020% 06/15/2026	75,000	79,285
Infinity Acquisition LLC / Infinity Acquisition Finance Corp - 144A 7.250% 08/01/2022	60,000	61,088
International Lease Finance Corp 4.625% 04/15/2021	10,000	10,185
inVentiv Group Holdings Inc/inVentiv Health Inc/inVentiv Health Clinical Inc – 144A 7.500% 10/01/2024	49,000	51,450
MSCI Inc - 144A 5.375% 05/15/2027	35,000	35,263
Nielsen Co Luxembourg SARL/The - 144A 5.500% 10/01/2021	20,000	19,950
PetSmart Inc - 144A 7.125% 03/15/2023	125,000	84,375
UPCB Finance IV Ltd - 144A 5.375% 01/15/2025	200,000	193,000
WMG Acquisition Corp - 144A 4.875% 11/01/2024	10,000	9,775
WMG Acquisition Corp - 144A 5.625% 04/15/2022	13,000	13,179
		1,160,030
Health Care (10.5%)
Avantor Inc - 144A 6.000% 10/01/2024	50,000	50,125
Care Capital Properties LP 5.125% 08/15/2026	40,000	38,392
CHS/Community Health Systems Inc - 144A 8.625% 01/15/2024	40,000	41,352
DaVita Inc 5.000% 05/01/2025	110,000	103,675
DJO Finco Inc / DJO Finance LLC / DJO Finance Corp - 144A 8.125% 06/15/2021	155,000	159,263
HCA Inc 5.250% 06/15/2026	65,000	65,975
*HCA Inc 5.375% 02/01/2025	515,000	521,438
HCA Inc 5.875% 02/15/2026	185,000	191,244
*HCA Inc 7.500% 02/15/2022	270,000	296,663
HealthSouth Corp 5.750% 09/15/2025	30,000	30,150
HealthSouth Corp 5.750% 11/01/2024	65,000	65,941
Hill- 144A Rom Holdings Inc - 5.000% 02/15/2025	10,000	9,650
Hill- 144A Rom Holdings Inc - 5.750% 09/01/2023	80,000	81,200
Hologic Inc 4.375% 10/15/2025	35,000	33,852
Kinetic Concepts Inc / KCI USA Inc - 144A 7.875% 02/15/2021	85,000	86,969
Mallinckrodt International Finance SA / Mallinckrodt CB LLC - 144A 5.500% 04/15/2025	45,000	36,900
Mallinckrodt International Finance SA / Mallinckrodt CB LLC - 144A 5.625% 10/15/2023	30,000	25,838
Mallinckrodt International Finance SA / Mallinckrodt CB LLC - 144A 5.750% 08/01/2022	25,000	22,750
Prestige Brands Inc - 144A 6.375% 03/01/2024	25,000	24,969
^(1)RTSX 10.000% (12.000%) 04/30/2023	39,239	34,138
Tenet Healthcare Corp 4.500% 04/01/2021	130,000	130,325
Tenet Healthcare Corp 6.750% 06/15/2023	115,000	116,748
*Tenet Healthcare Corp 8.125% 04/01/2022	265,000	282,225
Tenet Healthcare Corp - 144A 7.500% 01/01/2022	25,000	26,188
Valeant Pharmaceuticals International Inc 5.500% 11/01/2025	35,000	35,063
Valeant Pharmaceuticals International Inc - 144A 5.875% 05/15/2023	210,000	201,705
Valeant Pharmaceuticals International Inc - 144A 6.125% 04/15/2025	250,000	234,375
Valeant Pharmaceuticals International Inc - 144A 6.500% 03/15/2022	20,000	20,854
Valeant Pharmaceuticals International Inc - 144A 7.000% 03/15/2024	55,000	58,314
Valeant Pharmaceuticals International Inc - 144A 7.500% 07/15/2021	120,000	122,400
Valeant Pharmaceuticals International Inc - 144A 8.500% 01/31/2027	89,000	91,403
Valeant Pharmaceuticals International Inc - 144A 9.000% 12/15/2025	70,000	74,144
		3,314,225
Industrials (9.3%)
ACCO BRANDS CORP 5.250% 12/15/2024	65,000	63,863
ADT Corp/The 3.500% 07/15/2022	65,000	61,750
ADT Corp/The 4.125% 06/15/2023	30,000	28,350
AECOM 5.125% 03/15/2027	15,000	14,550
AECOM 5.875% 10/15/2024	15,000	15,713
Air Medical Group Holdings Inc - 144A 6.375% 05/15/2023	85,000	77,744
Aircastle Ltd 5.000% 04/01/2023	75,000	76,313
Allison Transmission Inc - 144A 5.000% 10/01/2024	30,000	29,475
American Woodmark Corp - 144A 4.875% 03/15/2026	60,000	57,150
Arconic Inc 5.900% 02/01/2027	65,000	65,000
Avis Budget Car Rental LLC / Avis Budget Finance Inc 5.500% 04/01/2023	45,000	44,325
Avis Budget Car Rental LLC / Avis Budget Finance Inc - 144A 6.375% 04/01/2024	145,000	142,463
Bombardier Inc - 144A 7.500% 03/15/2025	90,000	94,500
BWX Technologies Inc - 144A 5.375% 07/15/2026	10,000	10,150
CD&R Waterworks Merger Sub LLC - 144A 6.125% 08/15/2025	25,000	24,000
Clean Harbors Inc 5.125% 06/01/2021	25,000	25,063
CNH Industrial Capital LLC 4.375% 04/05/2022	40,000	40,250
CNH Industrial Capital LLC 4.375% 11/06/2020	35,000	35,459
Energizer Holdings Inc - 144A 5.500% 06/15/2025	75,000	73,781
Herc Rentals Inc - 144A 7.500% 06/01/2022	33,000	34,815
Herc Rentals Inc - 144A 7.750% 06/01/2024	71,000	76,082
Hertz Corp/The 6.250% 10/15/2022	50,000	44,750
Hertz Corp/The - 144A 5.500% 10/15/2024	180,000	141,750
Hertz Corp/The - 144A 7.625% 06/01/2022	90,000	87,638
Hillman Group Inc/The - 144A 6.375% 07/15/2022	95,000	90,817
Iron Mountain Inc 6.000% 08/15/2023	75,000	76,688
Jeld- 144A Wen Inc - 4.625% 12/15/2025	25,000	23,750
Jeld- 144A Wen Inc - 4.875% 12/15/2027	15,000	13,969
KLX Inc - 144A 5.875% 12/01/2022	85,000	88,081
Kratos Defense & Security Solutions Inc - 144A 6.500% 11/30/2025	30,000	30,975
Manitowoc Foodservice Inc 9.500% 02/15/2024	50,000	54,625
Mueller Water Products Inc 5.500% 06/15/2026	25,000	25,219
NXP BV / NXP Funding LLC - 144A 4.625% 06/01/2023	200,000	202,250
Oshkosh Corp 5.375% 03/01/2025	5,000	5,163
+^(4)Remington Outdoor Co 7.875% 05/01/2020	125,000	0
RBS Global Inc / Rexnord LLC 4.875% 12/15/2025	20,000	19,200
Sensata Technologies BV - 144A 4.875% 10/15/2023	180,000	181,350
SPX FLOW Inc - 144A 5.625% 08/15/2024	20,000	19,850
SPX FLOW Inc - 144A 5.875% 08/15/2026	45,000	45,000
Standard Industries Inc/NJ - 144A 4.750% 01/15/2028	90,000	82,350
Terex Corp - 144A 5.625% 02/01/2025	50,000	49,625
TransDigm Inc 6.500% 05/15/2025	50,000	50,563
TriMas Corp - 144A 4.875% 10/15/2025	40,000	38,300
Triumph Group Inc 4.875% 04/01/2021	80,000	74,200
Triumph Group Inc 7.750% 08/15/2025	40,000	37,300
United Rentals North America Inc 4.875% 01/15/2028	95,000	88,738
United Rentals North America Inc 5.500% 05/15/2027	75,000	74,318
United Rentals North America Inc 5.750% 11/15/2024	45,000	46,013
United Rentals North America Inc 5.875% 09/15/2026	35,000	35,525
Wabash National Corp - 144A 5.500% 10/01/2025	40,000	37,900
XPO Logistics Inc - 144A 6.125% 09/01/2023	20,000	20,550
XPO Logistics Inc - 144A 6.500% 06/15/2022	68,000	69,870
		2,947,117
Information Technology (7.7%)
ACI Worldwide Inc - 144A 6.375% 08/15/2020	55,000	55,000
*Amkor Technology Inc 6.375% 10/01/2022	115,000	117,300
Amkor Technology Inc 6.625% 06/01/2021	34,000	34,061
Anixter Inc 5.500% 03/01/2023	25,000	25,813
CDK Global Inc 4.875% 06/01/2027	15,000	14,681
CDW LLC / CDW Finance Corp 5.000% 09/01/2025	76,000	75,216
Cogent Communications Finance Inc - 144A 5.625% 04/15/2021	90,000	90,000
Cogent Communications Group Inc - 144A 5.375% 03/01/2022	70,000	71,225
CommScope Technologies Finance LLC - 144A 6.000% 06/15/2025	170,000	175,100
Entegris Inc 4.625% 02/10/2026	55,000	52,113
Equinix Inc 5.375% 01/01/2022	20,000	20,675
Equinix Inc 5.750% 01/01/2025	10,000	10,313
Fair Isaac Corp - 144A 5.250% 05/15/2026	23,000	23,099
First Data Corp - 144A 5.375% 08/15/2023	188,000	190,585
First Data Corp - 144A 5.750% 01/15/2024	370,000	378,399
Gartner Inc - 144A 5.125% 04/01/2025	105,000	105,934
Inception Merger Sub Inc / Rackspace Hosting Inc - 144A 8.625% 11/15/2024	50,000	50,500
(1)Infor Software Parent LLC / Infor Software Parent Inc – 144A 7.125% (7.875%) 05/01/2021	105,000	106,050
Infor US Inc 6.500% 05/15/2022	215,000	217,688
Informatica LLC - 144A 7.125% 07/15/2023	95,000	96,663
Magnachip Semiconductor Corp 6.625% 07/15/2021	95,000	92,388
Plantronics Inc - 144A 5.500% 05/31/2023	40,000	39,700
Riverbed Technology Inc - 144A 8.875% 03/01/2023	15,000	13,969
*Sabine Pass Liquefaction LLC 5.750% 05/15/2024	100,000	107,846
Sabine Pass Liquefaction LLC 5.875% 06/30/2026	15,000	16,313
Sabine Pass Liquefaction LLC 6.250% 03/15/2022	100,000	107,927
Sinclair Television Group Inc 6.125% 10/01/2022	105,000	106,838
Sinclair Television Group Inc - 144A 5.125% 02/15/2027	20,000	18,550
Sinclair Television Group Inc - 144A 5.625% 08/01/2024	20,000	19,750
		2,433,692
Materials (4.5%)
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc – 144A 7.250% 05/15/2024	200,000	208,500
BWAY Holding Co - 144A 5.500% 04/15/2024	40,000	39,050
Chemours Co/The 6.625% 05/15/2023	60,000	62,850
Cheniere Corpus Christi Holdings LLC 5.875% 03/31/2025	40,000	42,100
Freeport McMoRan Inc 3.875% 03/15/2023	150,000	144,375
GCP Applied Technologies Inc - 144A 5.500% 04/15/2026	60,000	59,400
Hexion Inc 6.625% 04/15/2020	115,000	108,388
Huntsman International LLC 5.125% 11/15/2022	120,000	123,600
*INEOS Group Holdings SA - 144A 5.625% 08/01/2024	200,000	198,000
+^(4)(5)Noranda Aluminum Acquisition Corp 11.000% 06/01/2019	40,000	0
NOVA Chemicals Corp - 144A 4.875% 06/01/2024	30,000	28,979
NOVA Chemicals Corp - 144A 5.250% 06/01/2027	25,000	23,400
Novelis Corp - 144A 5.875% 09/30/2026	45,000	43,144
Novelis Corp - 144A 6.250% 08/15/2024	25,000	25,063
Rain CII Carbon LLC / CII Carbon Corp - 144A 7.250% 04/01/2025	65,000	66,625
+^(4)(5)Reichhold Industries Inc - 144A 9.000% 05/08/2040	97,425	0
Scotts Miracle Gro Co/The 5.250% 12/15/2026	65,000	62,075
Scotts Miracle Gro Co/The 6.000% 10/15/2023	75,000	77,250
Trinseo Materials Operating SCA / Trinseo Materials Finance Inc – 144A 5.375% 09/01/2025	45,000	44,438
Venator Finance S.a r.l. / Venator Materials Corp - 144A 5.750% 07/15/2025	50,000	46,250
WR Grace & Co- 144A Conn - 5.625% 10/01/2024	10,000	10,500
		1,413,985
Real Estate (1.5%)
Communications Sales & Leasing Inc / CSL Capital LLC 8.250% 10/15/2023	70,000	65,450
Communications Sales & Leasing Inc / CSL Capital LLC - 144A 6.000% 04/15/2023	30,000	28,950
Corrections Corp of America 4.625% 05/01/2023	113,000	109,610
Corrections Corp of America 5.000% 10/15/2022	25,000	24,938
Equinix Inc 5.875% 01/15/2026	65,000	67,194
ESH Hospitality Inc - 144A 5.250% 05/01/2025	25,000	24,253
GEO Group Inc/The 5.125% 04/01/2023	20,000	19,469
GEO Group Inc/The 5.875% 01/15/2022	75,000	75,750
GEO Group Inc/The 5.875% 10/15/2024	40,000	39,000
GEO Group Inc/The 6.000% 04/15/2026	25,000	24,375
		478,988
Telecommunication Services (10.3%)
CenturyLink Inc 5.625% 04/01/2025	25,000	23,875
CenturyLink Inc 5.800% 03/15/2022	45,000	44,944
CenturyLink Inc 6.750% 12/01/2023	100,000	102,500
CSC Holdings LLC - 144A 10.875% 10/15/2025	184,000	213,440
EP Energy LLC / Everest Acquisition Finance Inc - 144A 9.375% 05/01/2024	130,000	106,925
Frontier Communications Corp 6.875% 01/15/2025	65,000	40,950
Frontier Communications Corp 8.500% 04/01/2026	45,000	43,200
Frontier Communications Corp 11.000% 09/15/2025	150,000	121,641
GCI Inc 6.750% 06/01/2021	70,000	70,907
Intelsat Jackson Holdings SA 5.500% 08/01/2023	115,000	105,800
*Intelsat Jackson Holdings SA 7.250% 10/15/2020	340,000	340,952
Intelsat Jackson Holdings SA 7.500% 04/01/2021	35,000	35,131
Intelsat Jackson Holdings SA - 144A 8.000% 02/15/2024	20,000	21,100
Intelsat Jackson Holdings SA - 144A 9.750% 07/15/2025	90,000	96,188
Level 3 Communications Inc 5.750% 12/01/2022	55,000	55,206
Level 3 Financing Inc 5.375% 01/15/2024	35,000	34,650
Level 3 Financing Inc 5.375% 05/01/2025	55,000	53,625
Qwest Capital Funding Inc 7.750% 02/15/2031	35,000	31,325
SBA Communications Corp 4.875% 09/01/2024	50,000	48,375
Sprint Capital Corp 8.750% 03/15/2032	290,000	312,113
Sprint Corp 7.625% 02/15/2025	290,000	303,233
Sprint Corp 7.625% 03/01/2026	15,000	15,563
Sprint Corp 7.875% 09/15/2023	425,000	453,688
T Mobile USA Inc 4.750% 02/01/2028	30,000	27,816
T Mobile USA Inc 6.375% 03/01/2025	50,000	52,125
T Mobile USA Inc 6.500% 01/15/2024	100,000	104,250
T Mobile USA Inc 6.500% 01/15/2026	115,000	120,606
+(4)T Mobile USA Inc 4.750% 02/01/2028	30,000	0
+(4)T Mobile USA Inc 6.375% 03/01/2025	50,000	0
+(4)T Mobile USA Inc 6.500% 01/15/2024	100,000	0
+(4)T Mobile USA Inc 6.500% 01/15/2026	115,000	0
United States Cellular Corp 6.700% 12/15/2033	80,000	82,325
Windstream Services LLC 6.375% 08/01/2023	5,000	2,863
Windstream Services LLC 7.750% 10/15/2020	15,000	13,500
Windstream Services LLC / Windstream Finance Corp - 144A 8.750% 12/15/2024	292,000	188,340
		3,267,153
Utilities (1.0%)
AES Corp/VA 4.875% 05/15/2023	15,000	15,056
AES Corp/VA 6.000% 05/15/2026	10,000	10,450
AmeriGas Partners LP / AmeriGas Finance Corp 5.500% 05/20/2025	40,000	38,700
AmeriGas Partners LP / AmeriGas Finance Corp 5.875% 08/20/2026	70,000	68,075
Calpine Corp - 144A 5.250% 06/01/2026	30,000	28,350
Dynegy Inc 7.375% 11/01/2022	45,000	46,969
Dynegy Inc 7.625% 11/01/2024	25,000	26,789
Dynegy Inc - 144A 8.000% 01/15/2025	25,000	27,156
NRG Energy Inc 6.250% 07/15/2022	40,000	41,250
NRG Energy Inc 6.625% 01/15/2027	30,000	30,900
		333,695

TOTAL CORPORATE BONDS (COST: $28,529,787)		$28,161,007

COMMON STOCKS (2.3%)
Consumer Discretionary (1.5%)	Shares
(4)Caesars Entertainment Corp	5,031	$56,850
^VICI Properties, Inc	20,727	421,794
		478,645
Energy (0.1%)
(4)Halcon Resources Corp	6,520	$25,493

Health Care (0.0%)
+^(4)21st Century Oncology Inc	135	$5,400

Industrials (0.0%)
+^(4)Remington Outdoor Co	1,284	$10,567

Material (0.7%)
+^(4)Reichhold Cayman	162	$156,492
+^(4)UCI International Holdings Inc	2,633	50,685
		207,177

TOTAL COMMON STOCK (COST: $752,172)		$727,282

CONVERTIBLE PREFERRED STOCKS (0.2%)
Health Care (0.2%)	Shares
+^(4)RTSX 15.000%	207	$56,925

TOTAL CONVERTIBLE PREFERRED STOCK (COST: $14,025)		$56,925

WARRANTS (0.0%)
Industrials (0.0%)	Shares
+^Jack Cooper Enterprises Inc	175	$0
+^Jack Cooper Enterprises Inc	99	0
+^Remington Outdoor Co	1,295	0
		$0

TOTAL WARRANTS (COST:$0)		$0

TOTAL INVESTMENTS IN SECURITIES (COST: $29,295,984) (91.5%)		$28,945,214

OTHER ASSETS LESS LIABILITIES (8.5%)		$2,675,559

NET ASSETS (100.0%)		$31,620,773

(1) Interest or dividend is paid-in-kind, when applicable. Rate paid in-kind is shown in parenthesis.

(2) Variable rate security. Interest rates reset periodically. Interest rate shown reflects the rate in effect at July 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.

(3) This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(4) Non-income producing security.
(5) Issue is in default.
+ Security is a Level 3 asset as a result of unavailable quoted prices from and active market or the unavailability of other significant observable inputs.
* Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.
^ Deemed by management to be illiquid security. See note 2. Total market value of illiquid securities amount to $736,002, representing 2.3% of net assets as of July 31, 2018.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid under procedures approved by the Fund’s Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A Securities amounts to $12,620,205, representing 39.9% of net assets as of July 31st, 2018.

The accompanying notes are an integral part of these financial statements.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

PORTFOLIO MARKET SECTORS July 31, 2018

Energy	94.7%
Cash Equivalents and Other	1.5%
Industrials	1.5%
Utilities	1.2%
Materials	1.1%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS July 31, 2018

		Fair
	Shares	Value
COMMON STOCKS (98.5%)

Energy (94.7%)
Royal Dutch Shell PLC ADR	30,000	$2,131,200
Anadarko Petroleum Corp	95,000	6,949,250
Andeavor	106,000	15,906,360
*Apergy Corp	290,000	11,890,000
Archrock Inc	740,000	10,101,000
*Cactus Inc	50,000	1,636,000
*Callon Petroleum Co	210,000	2,259,600
*Cheniere Energy Inc	70,000	4,445,000
*Concho Resources Inc	12,800	1,866,880
*Continental Resources Inc/OK	93,000	5,939,910
*Covia Holdings Corp	36,000	649,080
Delek US Holdings Inc	200,000	10,664,000
Enbridge Inc	240,000	8,503,200
Exxon Mobil Corp	90,000	7,335,900
*FTS International Inc	210,000	2,520,000
*Forum Energy Technologies Inc	550,000	7,232,500
Halliburton Co	375,000	15,907,500
Hess Corp	80,000	5,250,400
*#Independence Contract Drilling Inc	520,000	2,095,600
*Keane Group Inc	480,000	6,772,800
Kinder Morgan Inc/DE	1,215,000	21,602,700
Marathon Oil Corp	180,000	3,801,600
National Oilwell Varco Inc	170,000	8,265,400
Noble Energy Inc	300,000	10,827,000
ONEOK Inc	120,000	8,452,800
*Parsley Energy Inc	290,000	9,114,700
Patterson UTI Energy Inc	420,000	7,224,000
Phillips 66	125,000	15,417,500
Pioneer Natural Resources Co	105,000	19,873,350
*ProPetro Holding Corp	850,000	13,974,000
RPC Inc	60,000	888,000
Schlumberger Ltd	90,000	6,076,800
*Select Energy Services Inc	240,000	3,667,200
SemGroup Corp	350,000	8,802,500
*Solaris Oilfield Infrastructure Inc	180,000	2,824,200
Suncor Energy Inc	70,000	2,949,800
*Superior Energy Services Inc	200,000	1,968,000
TransCanada Corp	180,000	8,091,000
US Silica Holdings Inc	100,000	2,696,000
Valero Energy Corp	43,000	5,089,050
*Whiting Petroleum Corp	80,000	3,972,000
Williams Cos Inc/The	705,000	20,973,750
*WPX Energy Inc	720,000	13,514,400
Nabors Industries Ltd	300,000	1,794,000
TechnipFMC	265,000	8,625,750
		340,541,680
Industrials (1.5%)
Canadian Pacific Railway Ltd	27,000	5,355,180

Materials (1.1%)
Flotek Industries Inc	20,000	62,000
Westlake Chemical Corp	20,000	2,144,400
LyondellBasell Industries NV	16,000	1,772,640
		3,979,040
Utilities (1.2%)
OGE Energy Corp	120,000	4,348,800

TOTAL COMMON STOCKS (COST: $330,058,573)		$354,224,700

OTHER ASSETS AND LIABILITES (1.5%)		$5,224,279

NET ASSETS (100.0%)		$359,448,979

ADR - American Depositary Receipt
* Non-income producing
# Deemed by management to be illiquid security. See Note 2. Total market value of illiquid securities amounts to $2,095,600, representing 0.6% of net asset as of July 31, 2018.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities | July 31, 2018

	Dividend	Energized	Growth
	Harvest	Dividend	& Income
	Fund	Fund	Fund
ASSETS
Investments in securities, at cost	$123,913,194	$6,733,297	$25,837,045

Investments in securities, at value	$129,732,809	$7,235,146	$35,230,179
Cash and cash equivalents	331,773	69,032	668,828
Security sales receivable	2,477,652	0	0
Receivable for Fund shares sold	31,155	0	100
Accrued dividends receivable	339,209	6,942	35,548
Accrued interest receivable	516	128	322
Receivable from affiliate	67,853	10,492	19,882
Prepaid expenses	11,539	15,808	12,465
Total assets	$132,992,506	$7,337,548	$35,967,324

LIABILITIES
Payable for securities purchased	$1,653,225	$0	$0
Payable for Fund shares redeemed	242,610	4,848	15,636
Trustees’ fees payable	7,028	317	1,803
Payable to affiliates	166,438	12,547	55,353
Accrued expenses	4,788	3,137	10,822
Total liabilities	$2,074,089	$20,849	$83,614

NET ASSETS	$130,918,417	$7,316,699	$35,883,710

NET ASSETS ARE REPRESENTED BY:
Capital stock outstanding, $.001 par value, unlimited shares authorized	$120,113,985	$6,666,862	$24,975,663
Accumulated undistributed net realized gain (loss) on investments	4,837,230	142,938	1,341,077
Accumulated undistributed net investment income (loss)	147,587	5,050	173,836
Unrealized appreciation (depreciation) on investments	5,819,615	501,849	9,393,134

NET ASSETS	$130,918,417	$7,316,699	$35,883,710

Net Assets - Class A	$95,339,549	$3,286,201	$34,947,705
Net Assets - Class C	$14,014,163	$379,144	$195,046
Net Assets - Class I	$21,564,705	$3,651,354	$740,959
Shares outstanding - Class A	6,694,540	256,466	617,285
Shares outstanding - Class C	990,438	29,682	3,455
Shares outstanding - Class I	1,513,100	284,879	13,072
Net asset value per share - Class A*	$14.24	$12.81	$56.62
Net asset value per share - Class C*	$14.15	$12.77	$56.45
Net asset value per share - Class I	$14.25	$12.82	$56.68
Public offering price per share – Class A (sales charge of 5.00%)	$14.99	$13.48	$59.60

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities | July 31, 2018

	High	WB/MNA
	Income	Stock
	Fund	Fund
ASSETS
Investments in securities, at cost	$29,295,984	$330,058,573

Investments in securities, at value	$28,945,214	$354,224,700
Cash and cash equivalents	1,899,185	6,622,259
Receivable for Fund shares sold	413,542	30,990
Accrued dividends receivable	0	243,000
Accrued interest receivable	480,919	4,239
Receivable from affiliate	22,035	0
Prepaid expenses	14,979	22,779
Total assets	$31,775,874	$361,147,967

LIABILITIES
Payable for securities purchased	$58,409	$0
Payable for Fund shares redeemed	13,842	1,022,663
Dividends payable	28,541	0
Trustees’ fees payable	1,599	19,461
Payable to affiliates	45,048	493,665
Accrued expenses	7,662	163,199
Total liabilities	$155,101	$1,698,988

NET ASSETS	$31,620,773	$359,448,979

NET ASSETS ARE REPRESENTED BY:
Capital stock outstanding, $.001 par value, unlimited shares authorized	$32,842,785	$463,820,740
Accumulated undistributed net realized gain (loss) on investments	(871,254)	(128,996,644)
Accumulated undistributed net investment income (loss)	12	458,756
Unrealized appreciation (depreciation) on investments	(350,770)	24,166,127

NET ASSETS	$31,620,773	$359,448,979

Net Assets - Class A	$24,099,436	$282,792,974
Net Assets - Class C	$4,812,679	$31,899,268
Net Assets - Class I	$2,708,658	$44,756,737
Shares outstanding - Class A	3,145,010	50,477,419
Shares outstanding - Class C	626,715	5,766,034
Shares outstanding - Class I	353,768	7,985,536
Net asset value per share - Class A*	$7.66	$5.60
Net asset value per share - Class C*	$7.68	$5.53
Net asset value per share - Class I	$7.66	$5.60
Public offering price per share – Class A (sales charge of 4.25% and 5.00%, respectively)	$8.00	$5.89

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Operations | For the seven month period ended July 31, 2018

	Dividend	Energized	Growth
	Harvest	Dividend	& Income
	Fund	Fund	Fund
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $22,895, $9,602, and $0, respectively)	$3,090,973	$157,314	$428,787
Interest	4,923	1,119	2,562
Total investment income	$3,095,896	$158,433	$431,349

EXPENSES
Investment advisory fees	$604,627	$27,128	$206,417
Distribution (12b-1) fees - Class A	148,099	3,901	50,361
Distribution (12b-1) fees - Class C	89,960	1,956	69
Transfer agent fees	152,146	13,547	44,191
Administrative service fees	140,956	33,156	56,991
Professional fees	19,226	2,267	6,022
Reports to shareholders	4,338	111	4,061
License, fees, and registrations	45,922	610	13,122
Audit fees	8,705	393	2,233
Trustees’ fees	7,034	317	1,804
Transfer agent out-of-pockets	32,419	974	6,719
Custodian fees	8,879	1,943	3,386
Legal fees	4,061	175	1,031
Insurance expense	2,305	56	638
Total expenses	$1,268,677	$86,534	$397,045
Less expenses waived or reimbursed (See Note 7)	(466,834)	(71,582)	(139,533)
Total net expenses	$801,843	$14,952	$257,512

NET INVESTMENT INCOME (LOSS)	$2,294,053	$143,481	$173,837

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$4,841,503	$143,364	$1,341,077
Net change in unrealized appreciation (depreciation) of investments	(9,825,527)	74,406	448,482
Net realized and unrealized gain (loss) on investments	$(4,984,024)	$217,770	$1,789,559

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,689,971)	$361,251	$1,963,396

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Operations | For the seven month period ended July 31, 2018

	High	WB/MNA
	Income	Stock
	Fund	Fund
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $0 and $93,159, respectively)	$8,757	$3,698,187
Interest	1,096,421	37,134
Total investment income	$1,105,178	$3,735,321

EXPENSES
Investment advisory fees	$155,635	$1,118,874
Distribution (12b-1) fees - Class A	34,686	882,626
Distribution (12b-1) fees - Class C	29,371	194,701
Transfer agent fees	29,008	377,876
Administrative service fees	53,726	330,726
Professional fees	5,605	50,643
Reports to shareholders	1,549	70,618
License, fees, and registrations	10,974	59,699
Audit fees	1,980	24,096
Trustees’ fees	1,600	19,477
Transfer agent out-of-pockets	3,074	89,402
Custodian fees	5,814	36,787
Legal fees	913	11,232
Insurance expense	575	9,808
Total expenses	$334,510	$3,276,565
Less expenses waived or reimbursed (See Note 7)	(153,162)	0
Total net expenses	$181,348	$3,276,565

NET INVESTMENT INCOME (LOSS)	$923,830	$458,756

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$99,791	$34,919,386
Net change in unrealized appreciation (depreciation) of investments	(685,500)	(30,732,891)
Net realized and unrealized gain (loss) on investments	$(585,709)	$4,186,495

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$338,121	$4,645,251

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Operations | For the Year Ended December 31, 2017

	Dividend	Energized	Growth
	Harvest	Dividend	& Income
	Fund	Fund	Fund
INVESTMENT INCOME
Interest	$7,157	$577	$3,817
Dividends (net of foreign withholding taxes of $24,307, $5,946, and $0, respectively)	5,676,147	130,309	778,080
Total investment income	$5,683,304	$130,886	$781,897

EXPENSES
Investment advisory fees	$1,115,027	$17,321	$337,391
Distribution (12b-1) fees - Class A	295,833	3,343	82,782
Distribution (12b-1) fees - Class C	150,779	1,306	1,777
Transfer agent fees	279,602	16,160	72,725
Administrative service fees	256,116	51,101	95,212
Professional fees	28,611	3,062	9,074
Reports to shareholders	7,769	738	6,688
License, fees, and registrations	77,971	1,507	22,979
Audit fees	13,284	209	2,908
Trustees’ fees	10,913	173	2,492
Transfer agent out-of-pockets	25,944	260	14,074
Custodian fees	15,320	3,366	5,641
Legal fees	10,395	167	2,395
Insurance expense	4,075	54	1,102
Total expenses	$2,291,639	$98,767	$657,240
Less expenses waived or reimbursed (See Note 7)	(805,475)	(91,773)	(235,224)
Total net expenses	$1,486,164	$6,994	$422,016

NET INVESTMENT INCOME (LOSS)	$4,197,140	$123,892	$359,881

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$7,371,905	$138,192	$1,348,985
Net change in unrealized appreciation (depreciation) of investments	3,624,853	246,834	4,092,657
Net realized and unrealized gain (loss) on investments	$10,996,758	$385,026	$5,441,642

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$15,193,898	$508,918	$5,801,523

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Operations | For the Year Ended December 31, 2017

	High	WB/MNA
	Income	Stock
	Fund	Fund
INVESTMENT INCOME
Interest	$1,905,110	$101,052
Dividends (net of foreign withholding taxes of $0, and $190,629, respectively)	0	8,232,148
Total investment income	$1,905,110	$8,333,200

EXPENSES
Investment advisory fees	$274,307	$2,569,616
Distribution (12b-1) fees - Class A	62,782	2,105,702
Distribution (12b-1) fees - Class C	53,004	416,202
Transfer agent fees	50,721	842,852
Administrative service fees	93,168	736,068
Professional fees	8,642	97,969
Reports to shareholders	2,477	120,009
License, fees, and registrations	19,317	101,890
Audit fees	2,807	44,795
Trustees’ fees	2,386	37,920
Transfer agent out-of-pockets	5,793	297,058
Custodian fees	9,861	62,929
Legal fees	2,290	38,570
Insurance expense	1,017	16,298
Total expenses	$588,572	$7,487,878
Less expenses waived or reimbursed (See Note 7)	(188,884)	0
Total net expenses	$399,688	$7,487,878

NET INVESTMENT INCOME (LOSS)	$1,505,422	$845,322

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$141,040	$(14,327,931)
Net change in unrealized appreciation (depreciation) of investments	458,293	(46,858,694)
Net realized and unrealized gain (loss) on investments	$599,333	$(61,186,625)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,104,755	$(60,341,303)

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the seven month period ended July 31, 2018

	Dividend	Energized	Growth
	Harvest	Dividend	& Income
	Fund	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$2,294,053	$143,481	$173,837
Net realized gain (loss) from investment transactions	4,841,503	143,364	1,341,077
Net change in unrealized appreciation (depreciation) of investments	(9,825,527)	74,406	448,482
Net increase (decrease) in net assets resulting from operations	$(2,689,971)	$361,251	$1,963,396

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$(1,597,686)	$(59,346)	$0
Net investment income - Class C	(186,832)	(6,034)	0
Net investment income - Class I	(361,948)	(73,051)	0
Total distributions	$(2,146,466)	$(138,431)	$0

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$8,645,601	$1,292,753	$1,373,154
Proceeds from sale of shares - Class C	1,493,058	74,667	18,630
Proceeds from sale of shares - Class I	8,677,481	695,596	204,619
Proceeds from reinvested dividends - Class A	1,489,511	53,840	0
Proceeds from reinvested dividends - Class C	165,772	6,034	0
Proceeds from reinvested dividends - Class I	238,028	70,728	0
Cost of shares redeemed - Class A	(22,864,105)	(471,777)	(2,940,040)
Cost of shares redeemed - Class C	(4,212,201)	(6,530)	(60,555)
Cost of shares redeemed - Class I	(7,951,909)	(172,011)	(191,248)
Net increase (decrease) in net assets resulting from capital share transactions	$(14,318,764)	$1,543,300	$(1,595,440)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(19,155,201)	$1,766,120	$367,956
NET ASSETS, BEGINNING OF PERIOD	150,073,618	5,550,579	35,515,754
NET ASSETS, END OF PERIOD	$130,918,417	$7,316,699	$35,883,710

Accumulated undistributed net investment income	$147,587	$5,050	$173,836

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the seven month period ended July 31, 2018

	High	WB/MNA
	Income	Stock
	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$923,830	$458,756
Net realized gain (loss) from investment transactions	99,791	34,919,386
Net change in unrealized appreciation (depreciation) of investments	(685,500)	(30,732,891)
Net increase (decrease) in net assets resulting from operations	$338,121	$4,645,251

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$(714,035)	$0
Net investment income - Class C	(129,018)	0
Net investment income - Class I	(80,765)	0
Total distributions	$(923,818)	$0

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$1,502,414	$6,502,358
Proceeds from sale of shares - Class C	167,767	1,182,131
Proceeds from sale of shares - Class I	794,636	14,859,450
Proceeds from reinvested dividends - Class A	578,590	0
Proceeds from reinvested dividends - Class C	97,358	0
Proceeds from reinvested dividends - Class I	41,339	0
Cost of shares redeemed - Class A	(2,171,172)	(67,364,312)
Cost of shares redeemed - Class C	(753,110)	(7,390,462)
Cost of shares redeemed - Class I	(674,925)	(30,560,458)
Net increase (decrease) in net assets resulting from capital share transactions	$(417,103)	$(82,771,293)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(1,002,800)	$(78,126,042)
NET ASSETS, BEGINNING OF PERIOD	32,623,573	437,575,021
NET ASSETS, END OF PERIOD	$31,620,773	$359,448,979

Accumulated undistributed net investment income	$12	$458,756

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the Year Ended December 31, 2017

	Dividend	Energized	Growth
	Harvest	Dividend	& Income
	Fund	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$4,197,140	$123,892	$359,881
Net realized gain (loss) from investment transactions	7,371,905	138,192	1,348,985
Net change in unrealized appreciation (depreciation) of investments	3,624,853	246,834	4,092,657
Net increase (decrease) in net assets resulting from operations	$15,193,898	$508,918	$5,801,523

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$(3,318,503)	$(64,608)	$(352,301)
Net investment income - Class C	(340,432)	(6,374)	(547)
Net investment income - Class I	(538,205)	(52,910)	(8,200)
Net realized gain on investments - Class A	(5,792,431)	(60,024)	(2,029,196)
Net realized gain on investments - Class C	(884,466)	(7,236)	(10,839)
Net realized gain on investments - Class I	(1,125,623)	(79,472)	(38,245)
Total distributions	$(11,999,660)	$(270,624)	$(2,439,328)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$47,417,556	$1,817,688	$2,485,097
Proceeds from sale of shares - Class C	8,292,796	273,560	44,532
Proceeds from sale of shares - Class I	21,959,709	2,299,876	474,307
Proceeds from reinvested dividends - Class A	8,218,352	120,152	2,257,928
Proceeds from reinvested dividends - Class C	1,142,557	11,489	11,184
Proceeds from reinvested dividends - Class I	1,260,766	130,244	36,834
Cost of shares redeemed - Class A	(53,902,467)	(909,317)	(6,387,802)
Cost of shares redeemed - Class C	(2,982,963)	(119,695)	(29,745)
Cost of shares redeemed - Class I	(8,098,852)	(19,151)	(81,337)
Net increase (decrease) in net assets resulting from capital share transactions	$23,307,454	$3,604,846	$(1,189,002)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$26,501,692	$3,843,140	$2,173,193
NET ASSETS, BEGINNING OF PERIOD	123,571,926	1,707,439	33,342,561
NET ASSETS, END OF PERIOD	$150,073,618	$5,550,579	$35,515,754

Accumulated undistributed net investment income	$125,278	$426	$25,820

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the Year Ended December 31, 2017

	High	WB/MNA
	Income	Stock
	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,505,422	$845,322
Net realized gain (loss) from investment transactions	141,040	(14,327,931)
Net change in unrealized appreciation (depreciation) of investments	458,293	(46,858,694)
Net increase (decrease) in net assets resulting from operations	$2,104,755	$(60,341,303)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$(1,198,070)	$(394,224)
Net investment income - Class C	(213,301)	0
Net investment income - Class I	(94,051)	(444,234)
Total distributions	$(1,505,422)	$(838,458)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$1,939,264	$34,155,304
Proceeds from sale of shares - Class C	933,233	4,679,451
Proceeds from sale of shares - Class I	2,508,280	68,161,442
Proceeds from reinvested dividends - Class A	936,421	360,487
Proceeds from reinvested dividends - Class C	168,562	0
Proceeds from reinvested dividends - Class I	46,383	413,209
Cost of shares redeemed - Class A	(4,250,897)	(232,989,380)
Cost of shares redeemed - Class C	(1,097,224)	(14,153,074)
Cost of shares redeemed - Class I	(624,672)	(21,301,549)
Net increase (decrease) in net assets resulting from capital share transactions	$559,350	$(160,674,110)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$1,158,683	$(221,853,871)
NET ASSETS, BEGINNING OF PERIOD	31,464,890	659,428,892
NET ASSETS, END OF PERIOD	$32,623,573	$437,575,021

Accumulated undistributed net investment income	$0	$235,638

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the Year Ended December 30, 2016

	Dividend	Energized	Growth
	Harvest	Dividend	& Income
	Fund	Fund^	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$2,520,121	$47,603	$476,169
Net realized gain (loss) from investment transactions	1,352,854	47,021	1,219,205
Net change in unrealized appreciation (depreciation) of investments	9,899,138	180,183	1,494,053
Net increase (decrease) in net assets resulting from operations	$13,772,113	$274,807	$3,189,427

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$(2,336,837)	$(36,917)	$(470,836)
Net investment income - Class C	(128,676)	(2,884)	(1,364)
Net investment income - Class I *	(54,608)	(7,802)	(3,691)
Net realized gain on investments - Class A	(380,656)	(27,095)	(271,638)
Net realized gain on investments - Class C	(35,986)	(2,637)	(1,505)
Net realized gain on investments - Class I *	(19,588)	(8,748)	(1,871)
Total distributions	$(2,956,351)	$(86,083)	$(750,905)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$71,646,123	$1,578,445	$3,181,552
Proceeds from sale of shares - Class C	9,708,184	100,000	72,717
Proceeds from sale of shares - Class I*	5,788,433	342,802	219,569
Proceeds from reinvested dividends - Class A	2,382,811	63,177	701,553
Proceeds from reinvested dividends - Class C	147,178	638	2,870
Proceeds from reinvested dividends - Class I *	66,540	16,551	5,562
Cost of shares redeemed - Class A	(20,375,800)	(582,868)	(9,064,062)
Cost of shares redeemed - Class C	(641,667)	0	(72,452)
Cost of shares redeemed - Class I *	(82,344)	(30)	(15)
Net increase (decrease) in net assets resulting from capital share transactions	$68,639,458	$1,518,715	$(4,952,706)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$79,455,220	$1,707,439	$(2,514,184)
NET ASSETS, BEGINNING OF PERIOD	44,116,706	0	35,856,745
NET ASSETS, END OF PERIOD	$123,571,926	$1,707,439	$33,342,561

Accumulated undistributed net investment income	$0	$0	$1,672

* All Funds began offering Class I shares August 1, 2016.

^ Commenced operations on May 2, 2016.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the Year Ended December 30, 2016

	High	WB/MNA
	Income	Stock
	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,566,635	$778,551
Net realized gain (loss) from investment transactions	(974,804)	(77,646,904)
Net change in unrealized appreciation (depreciation) of investments	3,517,886	268,699,326
Net increase (decrease) in net assets resulting from operations	$4,109,717	$191,830,973

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$(1,310,371)	$(715,220)
Net investment income - Class C	(245,630)	0
Net investment income - Class I *	(10,634)	(63,331)
Return of capital - Class A	0	(312,604)
Return of capital - Class I *	0	(27,681)
Total distributions	$(1,566,635)	$(1,118,836)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$2,970,740	$84,107,881
Proceeds from sale of shares - Class C	332,568	9,718,011
Proceeds from sale of shares - Class I *	644,408	14,157,242
Proceeds from reinvested dividends - Class A	1,025,633	935,083
Proceeds from reinvested dividends - Class C	183,595	0
Proceeds from reinvested dividends - Class I *	9,848	90,390
Cost of shares redeemed - Class A	(4,895,807)	(157,289,805)
Cost of shares redeemed - Class C	(1,342,341)	(10,920,586)
Cost of shares redeemed - Class I *	(14,204)	(298,455)
Net increase (decrease) in net assets resulting from capital share transactions	$(1,085,560)	$(59,500,239)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$1,457,522	$131,211,898
NET ASSETS, BEGINNING OF PERIOD	30,007,368	528,216,994
NET ASSETS, END OF PERIOD	$31,464,890	$659,428,892

Accumulated undistributed net investment income	$0	$0

*All Funds began offering Class I shares on August 1, 2016.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1: Organization

The Integrity Funds (the “Trust”) was organized as a Delaware statutory trust on October 31, 1997 and commenced operations on October 31, 1997. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company, consisting of five series (the “Funds”).

Integrity Dividend Harvest Fund (the “Dividend Harvest Fund”), a non-diversified fund, seeks high current income with long term appreciation as a secondary objective. Integrity Energized Dividend Fund (the “Energized Dividend Fund”), a non-diversified fund, seeks long-term appreciation while providing high current income. Integrity Growth & Income Fund (the “Growth & Income Fund”), a diversified fund, seeks to provide long-term growth of capital with dividend income as a secondary objective. Integrity High Income Fund (the “High Income Fund”), a non-diversified fund, seeks a high level of current income with capital appreciation as a secondary objective. Williston Basin/Mid-North America Stock Fund (the “WB/MNA Stock Fund”), a diversified fund, seeks to provide long-term growth through capital appreciation.

The Board of Trustees approved, on February 2, 2018, a change to the Funds’ fiscal year-end from December 31 to July 31, therefore, this report is for the seven months ended July 31, 2018.

Each Fund in the Trust currently offers Class A, C, and I shares. The Class A shares of Dividend Harvest Fund, Energized Dividend Fund, Growth & Income Fund, High Income Fund, and WB/MNA Stock Fund are sold with an initial sales charge of 5.00%, 5.00%, 5.00%, 4.25%, and 5.00%, respectively, and a distribution fee of up to 0.25% on an annual basis. Class C shares are sold without a sales charge and are subject to a distribution fee of up to 1.00% on an annual basis. Class I shares are sold without a sales charge or distribution fee. The three classes of shares represent interest in each Fund’s same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

Each Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

NOTE 2: Summary of Significant Accounting Policies

Investment security valuation—Securities for which market quotations are available are valued as follows: (a) Listed securities are valued at the closing price obtained from the respective primary exchange on which the security is listed or, if there were no sales on that day, at its last reported current bid price; (b) Unlisted securities are valued at the last current bid price obtained from the National Association of Securities Dealers’ Automated Quotation System. The Funds’ administrative services agent, Integrity Fund Services, LLC (“Integrity Fund Services” or “IFS”) obtains all of these prices from services that collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as: institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. In the absence of an ascertainable market value, assets are valued at their fair value as determined by IFS using methods and procedures reviewed and approved by the Board of Trustees. Refer to Note 3 for further disclosures related to the inputs used to value the Funds’ investments. Shares of a registered investment company, including money market funds, that are not traded on an exchange are valued at the investment company’s net asset value per share.

When-issued securities—The Funds may purchase securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The values of the securities purchased on a when-issued basis are identified as such in each Fund’s Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities, if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Contingent deferred sales charge—Class A shares of $1 million or more may be subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). Investments in Class C shares (in any amount) may be subject to a 1.00% CDSC if redeemed within 12 months of purchase.

Federal and state income taxes—Each Fund is a separate taxpayer for federal income tax purposes. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gain on investments to its shareholders; therefore, no provision for income taxes is required.

As of and during the seven months ended July 31, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the seven months ended, the Funds did not incur any interest or penalties.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years, which include the current and prior three tax years, are open for examination by taxing authorities. Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Premiums and discounts—Premiums and discounts on debt securities are accreted and amortized using the effective yield method over the lives of the respective securities for financial statement purposes.

Cash and cash equivalents—The Funds consider investments in an FDIC insured interest bearing savings account to be cash. The Fund maintains cash balances, which, at times, may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

Security transactions, investment income, expenses and distributions—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recognized on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable countries’ tax rules and regulations. The Dividend Harvest Fund, Energized Dividend Fund, Growth & Income Fund, and WB/MNA Stock Fund will declare and pay dividends from net investment income at least annually. The High Income Fund declares dividends from net investment income daily and pays such dividends monthly. Dividends are reinvested in additional shares of the Funds at net asset value or paid in cash. Capital gains, when available, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards and losses due to wash sales. In addition, other amounts have been reclassified within the composition of net assets to more appropriately conform financial accounting to tax basis treatment.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Use of estimates—The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Common expenses—Common expenses of the Trust are allocated among the Funds within the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Multiple class allocations—The High Income Fund simultaneously uses the settled shares method to allocate income and fund-wide expenses and uses the relative net assets method to allocate gains and losses. Dividend Harvest Fund, Energized Dividend Fund, Growth & Income Fund, and WB/MNA Stock Fund use the relative net assets method to allocate income, fund-wide expenses, gains and losses. Class-specific expenses, distribution fees, and any other items that are specifically attributable to a particular class are charged directly to such class.

Illiquid securities—A security may be considered to be illiquid if it has a limited trading market. Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Funds. These securities are valued at fair value as described above. Each Fund intends to hold no more than 15% of its net assets in illiquid securities. Of the illiquid securities listed on the Schedule of Investments, the following securities are considered to be restricted as of July 31, 2018:

High Income Fund	Shares/principal	Dates Acquired	Cost Basis	Fair Value
VICI Properties, Inc - Common Stock	20,727	10/9/17	229,642	421,794
21st Century Oncology Inc - Common Stock	135	2/22/18	66,476	5,400
RTSX - Convertible Preferred Stock	207	1/12/18	14,025	56,925
RTSX - Corporate Bond	39,239	1/12/18	39,240	34,138

NOTE 3: Fair Value Measurements

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in three broad levels: Level 1 inputs are based on quoted prices in active markets for identical securities. Level 2 inputs are based on significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 inputs are based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments). The following is a summary of the inputs used to value the Funds’ investments as of July 31, 2018:

Dividend Harvest Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$129,732,809	$0	$0	$129,732,809
Total	$129,732,809	$0	$0	$129,732,809

Energized Dividend Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$7,235,146	$0	$0	$7,235,146
Total	$7,235,146	$0	$0	$7,235,146

Growth & Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$35,230,179	$0	$0	$35,230,179
Total	$35,230,179	$0	$0	$35,230,179

High Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$504,138	$0	$223,144	$727,282
Preferred Stock	0	0	56,925	56,925
Corporate Bonds	0	28,161,007	0	28,161,007
Total	$504,138	$28,161,007	$280,069	$28,945,214

WB/MNA Stock Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$354,224,700	$0	$0	$354,224,700
Total	$354,224,700	$0	$0	$354,224,700

Please refer to the Schedules of Investments for sector classification. The Funds consider transfers into or out of Level 1 and Level 2 as of the end of the reporting period, which there were none during the reporting period. The Funds did not hold any derivative instruments at any time during the seven month period ended July 31, 2018.

A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments, is presented when a Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

The changes of the fair value of investments during the seven month period ended July 31, 2018, for which the Funds have used Level 3 inputs to determine the fair value are as follow:

	Balance as		Transfers	Change in unrealized	Balance as
High Income Fund	of 12/31/17	Purchases	into Level 3	appreciation	of 7/31/18
Common Stock	$140,130	$17,025	$48,052	$17,937	$223,144
Preferred Stock	$0	$52,319	$0	$4,606	$56,925

					Impact to
					Valuation
	Fair Value				From Input
Asset Class	at 7/31/18	Valuation Technique	Inputs	Multiple	Increases
Common Stock	$156,492	Market Comparable Companies	EBITDA Multiple	7.0x	Increase
Common Stock	$5,400	Market Comparable Transaction	Broker Quote	$40.00	Increase
Common Stock	$50,685	Market Comparable Transaction	Transaction Price	$19.25	Increase
Common Stock	$10,567	Terms of Conversion	Conversion Price	$8.23	Increase
Total	$223,144
Convertible Preferred Stock	$56,925	Market Comparable Transaction	Broker Quote	$275.00	Increase

Unobservable inputs used in the fair value measurement of the Funds’ investments are listed above. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in working capital may increase (decrease) the fair value measurement.

NOTE 4: Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the seven month period ended July 31, 2018, were as follows:

	Dividend	Energized	Growth &	High	WB/MNA
	Harvest Fund	Dividend Fund	Income Fund	Income Fund	Stock Fund
Purchases	$31,368,083	$2,716,101	$2,068,617	$4,874,358	$160,778,970
Sales	$44,012,666	$794,886	$3,403,258	$5,696,625	$235,811,486

NOTE 5: Capital Share Transactions

Transactions in capital shares were as follows:

Period Ended 7/31/18:	Dividend	Energized	Growth &	High	WB/MNA
	Harvest	Dividend	Income	Income	Stock
Class A	Fund	Fund	Fund	Fund	Fund
Shares sold	615,954	104,610	25,057	196,232	1,200,919
Shares issued from reinvestments	108,521	4,560	0	75,478	0
Shares redeemed	(1,639,522)	(39,373)	(54,421)	(282,308)	(12,655,249)
Net increase (decrease)	(915,047)	69,797	(29,364)	(10,598)	(11,454,330)

Class C
Shares sold	105,864	6,147	339	21,759	219,137
Shares issued from reinvestments	12,148	510	0	12,665	0
Shares redeemed	(301,274)	(544)	(1,096)	(97,742)	(1,386,296)
Net increase (decrease)	(183,262)	6,113	(757)	(63,318)	(1,167,159)

Class I
Shares sold	616,152	56,713	3,729	103,377	2,734,738
Shares issued from reinvestments	17,330	5,976	0	5,395	0
Shares redeemed	(567,341)	(14,100)	(3,560)	(88,167)	(5,828,207)
Net increase (decrease)	66,141	48,589	169	20,605	(3,093,469)

Year Ended 12/31/17:	Dividend	Energized	Growth &	High	WB/MNA
	Harvest	Dividend	Income	Income	Stock
Class A	Fund	Fund	Fund	Fund	Fund
Shares sold	3,235,571	152,980	46,691	248,568	6,270,079
Shares issued from reinvestments	556,988	10,014	42,102	120,018	65,782
Shares redeemed	(3,669,437)	(81,700)	(122,899)	(545,362)	(44,411,374)
Net increase (decrease)	123,122	81,294	(34,106)	(176,776)	(38,075,513)

Class C
Shares sold	570,659	22,657	832	119,496	874,007
Shares issued from reinvestments	77,901	938	209	21,546	0
Shares redeemed	(203,612)	(10,088)	(583)	(140,622)	(2,751,346)
Net increase (decrease)	444,948	13,507	458	420	(1,877,339)

Class I
Shares sold	1,497,044	192,506	9,084	322,665	12,629,137
Shares issued from reinvestments	85,332	10,617	687	5,942	75,541
Shares redeemed	(547,196)	(1,607)	(1,574)	(80,068)	(4,141,731)
Net increase (decrease)	1,035,180	201,516	8,197	248,539	8,562,947

Year Ended 12/30/16:	Dividend	Energized	Growth &	High	WB/MNA
	Harvest	Dividend	Income	Income	Stock
Class A	Fund	Fund	Fund	Fund	Fund
Shares sold	5,262,672	155,113	69,369	400,852	17,719,326
Shares issued from reinvestments	170,305	5,686	14,459	139,196	157,160
Shares redeemed	(1,496,270)	(55,424)	(194,834)	(668,318)	(31,657,888)
Net increase (decrease)	3,936,707	105,375	(111,006)	(128,270)	(13,781,402)

Class C
Shares sold	710,008	10,000	1,567	44,168	2,111,198
Shares issued from reinvestments	10,453	62	59	24,895	0
Shares redeemed	(48,412)	0	(1,608)	(183,873)	(2,184,967)
Net increase (decrease)	672,049	10,062	18	(114,810)	(73,769)

Class I
Shares sold	412,967	33,313	4,591	85,189	2,552,259
Shares issued from reinvestments	4,647	1,464	115	1,291	15,217
Shares redeemed	(5,835)	(3)	0	(1,856)	(51,418)
Net increase (decrease)	411,779	34,774	4,706	84,624	2,516,058

NOTE 6: Income Tax Information

At July 31, 2018, the unrealized appreciation (depreciation) based on the cost of investments for federal income tax purposes was as follows:

	Dividend	Energized	Growth &	High	WB/MNA
	Harvest	Dividend	Income	Income	Stock
	Fund	Fund	Fund	Fund	Fund
Investments at cost	$123,930,546	$6,738,426	$25,837,045	$29,298,112	$330,210,118
Unrealized appreciation	$9,465,487	$566,776	$10,007,199	$753,850	$44,019,657
Unrealized depreciation	(3,663,224)	(70,056)	(614,065)	(1,106,748)	(20,005,075)
Net unrealized appreciation*	$5,802,263	$496,720	$9,393,134	$(352,898)	$24,014,582
*Differences between financial reporting-basis and tax-basis unrealized appreciation/ (depreciation) are due to differing treatment of wash sales.

The tax character of distributions paid was as follows:

	Dividend	Energized	Growth &	High	WB/MNA
	Harvest	Dividend	Income	Income	Stock
Period ended 7/31/18:	Fund	Fund	Fund	Fund	Fund
Ordinary Income	$2,146,466	$138,431	$0	$923,818	$0
Return of Capital	$0	$0	$0	$0	$0

Year ended 12/31/17:
Ordinary Income	$6,843,837	$227,037	$597,288	$1,505,422	$609,684
Capital Gain	5,030,545	43,587	1,816,724	0	0
Return of Capital	$125,278	$0	$25,316	$0	$228,774

Year ended 12/30/16:
Ordinary Income	$2,956,351	$86,083	$475,891	$1,566,635	$778,551
Capital Gain	0	0	275,014	0	0
Return of Capital	$0	$0	$0	$0	$340,285

As of July 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Dividend	Energized	Growth &	High	WB/MNA
	Harvest	Dividend	Income	Income	Stock
	Fund	Fund	Fund	Fund	Fund
Undistributed ordinary income	$846,110	$89,520	$251,309	$28,553	$458,756
Undistributed capital gain	4,156,059	63,597	1,263,604	0	0
Accumulated capital and other losses	0	0	0	(869,126)	(128,845,100)
Unrealized appreciation/(depreciation)*	5,802,263	496,720	9,393,134	(352,898)	24,014,582
Total accumulated earnings/(deficit)	$10,804,432	$649,837	$10,908,047	$(1,193,471)	$(104,371,762)
*Differences between financial reporting-basis and tax-basis unrealized appreciation/(depreciation) are due to differing treatment of wash sales.

The Funds’ capital loss carryforward amounts as of July 31, 2018, are as follows:

	High Income Fund	WB/MNA Stock Fund
Non-expiring short-term losses	$0	$72,687,968
Non-expiring long-term losses	869,126	56,157,132
Total Capital Loss Carryforwards	$869,126	$128,845,100

For the period ended July 31, 2018, the High Income Fund had expired capital loss carryforwards of $794,228, which was reclassified to paid in capital. For the period ended July 31, 2018, High Income Fund and WB/MNA Stock Fund utilized capital loss carryforwards of $100,234 and $35,041,404, respectively. For the period ended July 31, 2018, WB/MNA Stock Fund reclassified $29,526 of net investment income to net realized loss on investment.

NOTE 7: Investment Advisory Fees and Other Transactions with Affiliates

Viking Fund Management (“VFM”), the Funds’ investment adviser; Integrity Funds Distributor, LLC (“Integrity Funds Distributor” or “IFD”), the Funds’ underwriter and distributor; and Integrity Fund Services, the Funds’ transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC (“Corridor Investors” or “Corridor”), the Funds’ sponsor. For Integrity High Income Fund, JPMIM is the sub-adviser. A Trustee of the Funds is also a Governor of Corridor.

VFM provides investment advisory and management services to the Funds. The Investment Advisory Agreement (the “Advisory Agreement”) provides for fees to be computed at an annual rate of each Fund’s average daily net assets. VFM has also contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, taxes, brokerage fees, commissions and acquired fund fees and expenses, so that the net annual operating expenses do not exceed a certain rate. After April 29, 2019 (April 30, 2019 for High Income Fund), the expense limitations may be terminated or revised.

		Contractual Waiver %
	Advisory Fee %	Class A	Class C	Class I
Dividend Harvest Fund	0.75%	0.95%	1.70%	0.70%
Energized Dividend Fund	0.75%	1.05%	1.80%	0.80%
Growth & Income Fund	1.00%	1.25%	2.00%	1.00%
High Income Fund	0.85%	0.89%	1.64%	0.64%
WB/MNA Stock Fund	0.50%	1.50%	2.00%	1.00%

VFM and affiliated service providers may also voluntarily waive fees or reimburse expenses not required under the advisory or other contracts from time to time. Accordingly, after voluntary and contractual fee waivers and reimbursements, the Energized Dividend Fund’s actual total expenses for Class A, C, and I were 0.50%, 1.25%, and 0.25%, respectively, for the seven months ended July 31, 2018 and 0.35%, 1.10%, and 0.10%, respectively, for the year ended December 31, 2017, of average daily net assets. VFM and the affiliated service providers have agreed to voluntarily waive the affiliated service provider’s fees before voluntarily or contractually waiving VFM’s management fee. There are no recoupment provisions in place for waived/reimbursed fees. An expense limitation lowers expense ratios and increases returns to investors. Certain Officers of the Funds are also Officers and Governors of VFM.

	Seven Months Ended 7/31/18		Payable 7/31/18
	Advisory Fees*	Advisory Fees Waived	Advisory Fees*
Dividend Harvest Fund	$137,793	$466,834	$15,206
Energized Dividend Fund	$0	$27,128^	$0+
Growth & Income Fund	$66,884	$139,533	$9,802
High Income Fund	$2,473	$153,162	$351
WB/MNA Stock Fund	$1,118,874	$0	$149,885

* After waivers and reimbursements, if any.
^ Advisor reimbursed $44,454.
+ Advisor waived $4,441 in advisory fees payable and reimbursed $6,051 of fee payable to affiliates and other accrued expenses as of 7/31/18.

	Year Ended 12/31/17
	Advisory Fees*	Advisory Fees Waived
Dividend Harvest Fund	$391,554	$723,473
Energized Dividend Fund	$0	$17,321^
Growth & Income Fund	$127,804	$209,587
High Income Fund	$105,933	$168,374
WB/MNA Stock Fund	$2,569,616	$0
*After waivers and reimbursements, if any. ^Advisor reimbursed $52,958

IFD serves as the principal underwriter and distributor for the Funds and receives sales charges deducted from Fund share sales proceeds and CDSC from applicable Fund share redemptions. Also, the Funds have adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Funds to reimburse its principal underwriter for costs related to selling shares of the Funds and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Funds, are paid by shareholders through expenses called “Distribution Plan expenses.” The Funds currently pay an annual distribution fee and/or service fee of up to 0.25% (0.50% for WB/MNA Stock Fund) for Class A and 1.00% for Class C of the average daily net assets. Class I shares do not have a 12b-1 plan in place. Certain Officers of the Funds are also Officers and Governors of IFD.

	Seven Months Ended 7/31/18			Payable 7/31/18
	Sales Charges	CDSC	Distribution Fees	Distribution Fees
Dividend Harvest Fund - A	$163,910	$0	$148,099	$20,182
Dividend Harvest Fund - C	$0	$4,956	$89,960	$11,967
Energized Dividend Fund - A	$33,005	$0	$3,901	$659
Energized Dividend Fund - C	$0	$57	$1,956	$316
Growth & Income Fund - A	$7,414	$0	$50,361	$7,248
Growth & Income Fund – C*	$0	$0	$69	$0
High Income Fund - A	$31,295	$0	$34,686	$5,001
High Income Fund - C	$0	$435	$29,371	$4,087
WB/MNA Stock Fund - A	$160,706	$69	$882,626	$119,504
WB/MNA Stock Fund - C	$0	$3,211	$194,701	$26,488
*Due to regulatory limitation, no distribution fees were accrued after January 10, 2018.

	Year Ended 12/31/17
	Sales		Distribution
	Charges	CDSC	Fees*
Dividend Harvest Fund - A	$938,590	$0	$295,833
Dividend Harvest Fund - C	$0	$9,347	$150,779
Energized Dividend Fund - A	$45,905	$0	$3,343
Energized Dividend Fund - C	$0	$0	$1,306
Growth & Income Fund - A	$27,722	$0	$82,782
Growth & Income Fund - C	$0	$0	$1,777
High Income Fund - A	$32,708	$0	$62,782
High Income Fund - C	$0	$42	$53,004
WB/MNA Stock Fund - A	$672,203	$244	$2,105,702
WB/MNA Stock Fund - C	$0	$10,834	$416,202

IFS acts as the transfer agent for High Income Fund at a monthly variable fee equal to 0.12% on the first $0 to $200 million and at a lower rate in excess of $200 million of the Fund’s average daily net assets on an annual basis and an additional fee of $500 per month for each additional share class plus reimbursement of out-of-pocket expenses and sub-transfer agent out-of-pocket expenses. IFS acts as the transfer agent for Dividend Harvest Fund, Energized Dividend Fund, Growth & Income Fund, and WB/MNA Stock Fund at a monthly variable fee equal to 0.18% on the first $0 to $200 million, 0.15% on the next $200 to $700 million and at a lower rate in excess of $700 million of the Funds’ average daily net assets on an annual basis plus reimbursement of out-of-pocket expenses and sub-transfer agent out-of-pocket expenses. Sub-transfer agent out-of-pocket expenses are included in the transfer agent fees below and in the transfer agent out-of-pocket balance on the Statements of Operations.

IFS also acts as the Funds’ administrative services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.14% on the first $0 to $200 million, 0.13% on the next $200 to $700 million and at a lower rate in excess of $700 million of the Funds’ average daily net assets on an annual basis plus reimbursement of out-of-pocket expenses and an additional fee of $1,000 per month for each additional share class. Certain Officers of the Funds are also Officers and Governors of IFS.

	Seven Months Ended 7/31/18		Payable 7/31/18
	Transfer	Admin.	Transfer	Admin.
	Agency Fees	Service Fees	Agency Fees	Service Fees
Dividend Harvest Fund	$184,565	$140,956	$31,648	$19,582
Energized Dividend Fund	$14,521	$33,156	$2,225	$4,906
Growth & Income Fund	$50,910	$56,991	$10,188	$8,233
High Income Fund	$32,082	$53,726	$5,811	$7,763
WB/MNA Stock Fund	$467,278	$330,726	$153,043	$44,745

	Year Ended 12/31/17
	Transfer	Transfer	Admin.	Admin.
	Agency	Agency	Service	Service
	Fees*	Fees Waived	Fees*	Fees Waived
Dividend Harvest Fund	$262,888	$42,658	$216,772	$39,344
Energized Dividend Fund	$11,394	$5,026	$34,633	$16,468
Growth & Income Fund	$75,701	$11,098	$80,673	$14,539
High Income Fund	$49,311	$7,203	$79,861	$13,307
WB/MNA Stock Fund	$1,139,910	$0	$736,068	$0
*After waivers and reimbursements, if any.

NOTE 8: Principal Risks

The High Income Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The WB/MNA Stock Fund invests significantly in relatively few sectors, primarily the energy sector, and has more exposure to the price movement of this sector than funds that diversify their investments among many sectors.

NOTE 9: Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated the impact of all subsequent events on the Funds through the issuance date of these financial statements and has noted no such events requiring disclosure.

INTEGRITY DIVIDEND HARVEST FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Seven
	Months	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	7/31/18	12/31/17	12/30/16	12/31/15	12/31/14	12/31/13
NET ASSET VALUE, BEGINNING OF PERIOD	$14.68	$14.33	$12.23	$12.64	$12.05	$10.03

Income (loss) from investment operations:
Net investment income (loss)	$0.24	$0.41	$0.39	$0.37	$0.36	$0.34
Net realized and unrealized gain (loss) on investments[1]	(0.45)	1.16	2.15	(0.24)	1.01	2.03
Total from investment operations	$(0.21)	$1.57	$2.54	$0.13	$1.37	$2.37

Less Distributions:
Dividends from net investment income	$(0.23)	$(0.41)	$(0.39)	$(0.37)	$(0.36)	$(0.34)
Distributions from net realized gains	0.00	(0.81)	(0.05)	(0.17)	(0.42)	(0.01)
Total distributions	$(0.23)	$(1.22)	$(0.44)	$(0.54)	$(0.78)	$(0.35)

NET ASSET VALUE, END OF PERIOD	$14.24	$14.68	$14.33	$12.23	$12.64	$12.05

Total Return (excludes any applicable sales charge)	(1.39%)#	11.10%	20.94%	1.12%	11.42%	23.88%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$95,340	$111,696	$107,275	$43,425	$29,645	$19,581
Ratio of expenses to average net assets after waivers[2]	0.95%^	0.95%	0.95%	0.85%	0.60%	0.45%
Ratio of expenses to average net assets before waivers	1.53%^	1.49%	1.55%	1.58%	1.59%	1.76%
Ratio of net investment income to average net assets[2]	2.92%^	2.88%	3.26%	3.18%	2.98%	3.29%
Portfolio turnover rate	23.05%#	44.89%	25.56%	38.38%	32.99%	26.44%

[1]

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
^	Annualized
#	Not Annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY DIVIDEND HARVEST FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Seven			Period
	Months	Year	Year	From
	Ended	Ended	Ended	8/3/15* to
	7/31/18	12/31/17	12/30/16	12/31/15
NET ASSET VALUE, BEGINNING OF PERIOD	$14.59	$14.26	$12.20	$12.54

Income (loss) from investment operations:
Net investment income (loss)	$0.17	$0.31	$0.31	$0.18
Net realized and unrealized gain (loss) on investments[1]	(0.44)	1.14	2.11	(0.17)
Total from investment operations	$(0.27)	$1.45	$2.42	$0.01

Less Distributions:
Dividends from net investment income	$(0.17)	$(0.31)	$(0.31)	$(0.18)
Distributions from net realized gains	0.00	(0.81)	(0.05)	(0.17)
Total distributions	$(0.17)	$(1.12)	$(0.36)	$(0.35)

NET ASSET VALUE, END OF PERIOD	$14.15	$14.59	$14.26	$12.20

Total Return (excludes any applicable sales charge)	(1.78%)#	10.26%	20.01%	0.14%#

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$14,014	$17,126	$10,392	$692
Ratio of expenses to average net assets after waivers[2]	1.70%^	1.70%	1.70%	1.70%^
Ratio of expenses to average net assets before waivers	2.28%^	2.24%	2.30%	2.39%^
Ratio of net investment income to average net assets[2]	2.17%^	2.14%	2.40%	2.48%^
Portfolio turnover rate	23.05%#	44.89%	25.56%	38.38%#

[1]

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
^	Annualized
#	Not Annualized.
*	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY DIVIDEND HARVEST FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Seven		Period
	Months	Year	From
	Ended	Ended	8/1/16* to
	7/31/18	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$14.69	$14.34	$13.96

Income (loss) from investment operations:
Net investment income (loss)	$0.26	$0.45	$0.22
Net realized and unrealized gain (loss) on investments[1]	(0.46)	1.16	0.43
Total from investment operations	$(0.20)	$1.61	$0.65

Less Distributions:
Dividends from net investment income	$(0.24)	$(0.45)	$(0.22)
Distributions from net realized gains	0.00	(0.81)	(0.05)
Returns of capital	0.00	0.00	0.00
Total distributions	$(0.24)	$(1.26)	$(0.27)

NET ASSET VALUE, END OF PERIOD	$14.25	$14.69	$14.34

Total Return (excludes any applicable sales charge)	(1.26%)#	11.37%	4.67%#

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$21,565	$21,252	$5,904
Ratio of expenses to average net assets after waivers[2]	0.70%^	0.70%	0.70%^
Ratio of expenses to average net assets before waivers	1.28%^	1.24%	1.31%^
Ratio of net investment income to average net assets[2]	3.18%^	3.14%	3.22%^
Portfolio turnover rate	23.05%#	44.89%	25.56%#

[1]

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
^	Annualized
#	Not Annualized.
*	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY ENERGIZED DIVIDEND FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Seven		Period
	Months	Year	From
	Ended	Ended	5/2/16* to
	7/31/18	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$12.43	$11.37	$10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.27	$0.50	$0.34
Net realized and unrealized gain (loss) on investments[1]	0.37	1.42	1.63
Total from investment operations	$0.64	$1.92	$1.97

Less Distributions:
Dividends from net investment income	$(0.26)	$(0.50)	$(0.34)
Distributions from net realized gains	0.00	(0.36)	(0.26)
Total distributions	$(0.26)	$(0.86)	$(0.60)

NET ASSET VALUE, END OF PERIOD	$12.81	$12.43	$11.37

Total Return (excludes any applicable sales charge)	5.36%#	17.47%	19.96%#

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$3,286	$2,321	$1,198
Ratio of expenses to average net assets after waivers[2,3]	0.50%^	0.35%	0.17%^
Ratio of expenses to average net assets before waivers	2.48%^	4.49%	8.39%^
Ratio of net investment income to average net assets[2,3]	3.89%^	5.12%	5.13%^
Portfolio turnover rate	13.33%#	60.18%	30.17%#

[1]

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[3]	The voluntary waiver, based on average net assets, amounted to 0.88%, 0.70%, and 0.55% for the periods ended 12/30/16, 12/31/17, and 7/31/18, respectively.
^	Annualized
#	Not Annualized.
*	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY ENERGIZED DIVIDEND FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Seven		Period
	Months	Year	From
	Ended	Ended	5/2/16* to
	7/31/18	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$12.40	$11.36	$10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.22	$0.43	$0.29
Net realized and unrealized gain (loss) on investments[1]	0.37	1.40	1.62
Total from investment operations	$0.59	$1.83	$1.91

Less Distributions:
Dividends from net investment income	$(0.22)	$(0.43)	$(0.29)
Distributions from net realized gains	0.00	(0.36)	(0.26)
Total distributions	$(0.22)	$(0.79)	$(0.55)

NET ASSET VALUE, END OF PERIOD	$12.77	$12.40	$11.36

Total Return (excludes any applicable sales charge)	4.90%#	16.64%	19.30%#

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$379	$292	$114
Ratio of expenses to average net assets after waivers[2,3]	1.25%^	1.10%	0.91%^
Ratio of expenses to average net assets before waivers	3.22%^	5.17%	12.55%^
Ratio of net investment income to average net assets[2,3]	3.16%^	5.03%	4.14%^
Portfolio turnover rate	13.33%#	60.18%	30.17%#

[1]

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[3]	The voluntary waiver, based on average net assets, amounted to 0.88%, 0.70%, and 0.55% for the periods ended 12/30/16, 12/31/17, and 7/31/18, respectively.
^	Annualized
#	Not Annualized.
*	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY ENERGIZED DIVIDEND FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Seven		Period
	Months	Year	From
	Ended	Ended	8/1/16* to
	7/31/18	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$12.43	$11.37	$9.95

Income (loss) from investment operations:
Net investment income (loss)	$0.29	$0.53	$0.27
Net realized and unrealized gain (loss) on investments[1]	0.38	1.42	1.68
Total from investment operations	$0.67	$1.95	$1.95

Less Distributions:
Dividends from net investment income	$(0.28)	$(0.53)	$(0.27)
Distributions from net realized gains	0.00	(0.36)	(0.26)
Total distributions	$(0.28)	$(0.89)	$(0.53)

NET ASSET VALUE, END OF PERIOD	$12.82	$12.43	$11.37

Total Return (excludes any applicable sales charge)	5.57%#	17.74%	19.80%#

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$3,651	$2,938	$395
Ratio of expenses to average net assets after waivers[2,3]	0.25%^	0.10%	0.00%^
Ratio of expenses to average net assets before waivers	2.23%^	3.72%	5.54%^
Ratio of net investment income to average net assets[2,3]	4.16%^	11.66%	6.90%^
Portfolio turnover rate	13.33%#	60.18%	30.17%#

[1]

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[3]	The voluntary waiver, based on average net assets, amounted to 0.88%, 0.70%, and 0.55% for the periods ended 12/30/16, 12/31/17, and 7/31/18, respectively.
^	Annualized
#	Not Annualized.
*	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Seven
	Months	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	7/31/18	12/31/17	12/30/16	12/31/15	12/31/14	12/31/13
NET ASSET VALUE, BEGINNING OF PERIOD	$53.51	$48.38	$45.07	$47.03	$49.05	$42.80

Income (loss) from investment operations:
Net investment income (loss)	$0.27	$0.58	$0.71	$0.35	$0.32	$0.17
Net realized and unrealized gain (loss) on investments[1]	2.84	8.46	3.72	(1.33)	2.71	11.67
Total from investment operations	$3.11	$9.04	$4.43	$(0.98)	$3.03	$11.84

Less Distributions:
Dividends from net investment income	$0.00	$(0.58)	$(0.71)	$(0.35)	$(0.32)	$(0.18)
Distributions from net realized gains	0.00	(3.33)	(0.41)	(0.63)	(4.73)	(5.41)
Total distributions	$0.00	$(3.91)	$(1.12)	$(0.98)	$(5.05)	$(5.59)

NET ASSET VALUE, END OF PERIOD	$56.62	$53.51	$48.38	$45.07	$47.03	$49.05

Total Return (excludes any applicable sales charge)	5.81%#	18.68%	9.81%	(2.10%)	6.01%	27.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$34,948	$34,600	$32,933	$35,689	$36,187	$33,803
Ratio of expenses to average net assets after waivers[2]	1.25%^	1.25%	1.25%	1.25%	1.25%	1.36%
Ratio of expenses to average net assets before waivers	1.93%^	1.95%	1.92%	1.84%	1.80%	1.82%
Ratio of net investment income to average net assets[2]	0.85%^	1.07%	1.40%	0.77%	0.64%	0.37%
Portfolio turnover rate	5.99%#	32.42%	50.94%	49.88%	73.25%	116.11%

[1]

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
^	Annualized
#	Not Annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Seven			Period
	Months	Year	Year	From
	Ended	Ended	Ended	8/3/15* to
	7/31/18	12/31/17	12/30/16	12/31/15
NET ASSET VALUE, BEGINNING OF PERIOD	$53.49	$48.38	$45.01	$49.50

Income (loss) from investment operations:
Net investment income (loss)	$0.12	$0.17	$0.37	$0.27
Net realized and unrealized gain (loss) on investments[1]	2.84	8.44	3.78	(3.86)
Total from investment operations	$2.96	$8.61	$4.15	$(3.59)

Less Distributions:
Dividends from net investment income	$0.00	$(0.17)	$(0.37)	$(0.27)
Distributions from net realized gains	0.00	(3.33)	(0.41)	(0.63)
Total distributions	$0.00	$(3.50)	$(0.78)	$(0.90)

NET ASSET VALUE, END OF PERIOD	$56.45	$53.49	$48.38	$45.01

Total Return (excludes any applicable sales charge)	5.53%#	17.79%	9.18%	(7.25%)#

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$195	$225	$182	$168
Ratio of expenses to average net assets after waivers[2]	1.70%^	2.00%	2.00%	2.00%^
Ratio of expenses to average net assets before waivers	1.74%^	2.70%	2.68%	2.66%^
Ratio of net investment income (loss) to average net assets[2]	0.39%^	0.33%	0.64%	(0.01%)^
Portfolio turnover rate	5.99%#	32.42%	50.94%	49.88%#

[1]

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
^	Annualized
#	Not Annualized.
*	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Seven		Period
	Months	Year	From
	Ended	Ended	8/1/16* to
	7/31/18	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$53.49	$48.36	$48.11

Income (loss) from investment operations:
Net investment income (loss)	$0.34	$0.72	$0.80
Net realized and unrealized gain (loss) on investments[1]	2.85	8.46	0.66
Total from investment operations	$3.19	$9.18	$1.46

Less Distributions:
Dividends from net investment income	$0.00	$(0.72)	$(0.80)
Distributions from net realized gains	0.00	(3.33)	(0.41)
Total distributions	$0.00	$(4.05)	$(1.21)

NET ASSET VALUE, END OF PERIOD	$56.68	$53.49	$48.36

Total Return (excludes any applicable sales charge)	5.96%#	18.96%	3.04%#

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$741	$690	$228
Ratio of expenses to average net assets after waivers[2]	1.00%^	1.00%	1.00%^
Ratio of expenses to average net assets before waivers	1.68%^	1.69%	1.70%^
Ratio of net investment income to average net assets[2]	1.08%^	1.30%	1.50%^
Portfolio turnover rate	5.99%#	32.42%	50.94%#

[1]

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
^	Annualized
#	Not Annualized.
*	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Seven
	Months	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	7/31/18	12/31/17	12/30/16	12/31/15	12/31/14	12/31/13
NET ASSET VALUE, BEGINNING OF PERIOD	$7.80	$7.66	$7.03	$7.75	$8.02	$7.98

Income (loss) from investment operations:
Net investment income (loss)	$0.23	$0.37	$0.39	$0.40	$0.42	$0.45
Net realized and unrealized gain (loss) on investments[1]	(0.14)	0.14	0.63	(0.72)	(0.27)	0.04
Total from investment operations	$0.09	$0.51	$1.02	$(0.32)	$0.15	$0.49

Less Distributions:
Dividends from net investment income	$(0.23)	$(0.37)	$(0.39)	$(0.40)	$(0.42)	$(0.45)
Total distributions	$(0.23)	$(0.37)	$(0.39)	$(0.40)	$(0.42)	$(0.45)

NET ASSET VALUE, END OF PERIOD	$7.66	$7.80	$7.66	$7.03	$7.75	$8.02

Total Return (excludes any applicable sales charge)	1.21%#	6.78%	14.90%	(4.43%)	1.84%	6.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$24,099	$24,628	$25,524	$24,338	$28,221	$28,045
Ratio of expenses to average net assets after waivers[2]	0.89%^	1.13%	1.15%	1.15%	1.15%	1.15%
Ratio of expenses to average net assets before waivers	1.73%^	1.71%	1.72%	1.66%	1.63%	1.65%
Ratio of net investment income to average net assets[2]	5.18%^	4.80%	5.34%	5.20%	5.25%	5.64%
Portfolio turnover rate	16.50%#	29.22%	27.61%	40.85%	34.86%	36.30%

[1]

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
^	Annualized
#	Not Annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Seven
	Months	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	7/31/18	12/31/17	12/30/16	12/31/15	12/31/14	12/31/13
NET ASSET VALUE, BEGINNING OF PERIOD	$7.82	$7.68	$7.05	$7.77	$8.04	$8.00

Income (loss) from investment operations:
Net investment income (loss)	$0.20	$0.31	$0.34	$0.34	$0.36	$0.39
Net realized and unrealized gain (loss) on investments[1]	(0.14)	0.14	0.63	(0.72)	(0.27)	0.04
Total from investment operations	$0.06	$0.45	$0.97	$(0.38)	$0.09	$0.43

Less Distributions:
Dividends from net investment income	$(0.20)	$(0.31)	$(0.34)	$(0.34)	$(0.36)	$(0.39)
Total distributions	$(0.20)	$(0.31)	$(0.34)	$(0.34)	$(0.36)	$(0.39)

NET ASSET VALUE, END OF PERIOD	$7.68	$7.82	$7.68	$7.05	$7.77	$8.04

Total Return (excludes any applicable sales charge)	0.78%#	5.98%	14.02%	(5.12%)	1.08%	5.53%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$4,813	$5,397	$5,293	$5,670	$9,343	$7,888
Ratio of expenses to average net assets after waivers[2]	1.64%^	1.88%	1.90%	1.90%	1.90%	1.90%
Ratio of expenses to average net assets before waivers	2.48%^	2.46%	2.47%	2.40%	2.38%	2.40%
Ratio of net investment income to average net assets[2]	4.43%^	4.03%	4.59%	4.43%	4.51%	4.89%
Portfolio turnover rate	16.50%#	29.22%	27.61%	40.85%	34.86%	36.30%

[1]

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
^	Annualized
#	Not Annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Seven		Period
	Months	Year	From
	Ended	Ended	8/1/16* to
	7/31/18	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$7.80	$7.65	$7.52

Income (loss) from investment operations:
Net investment income (loss)	$0.24	$0.39	$0.16
Net realized and unrealized gain (loss) on investments[1]	(0.14)	0.15	0.13
Total from investment operations	0.10	0.54	$0.29

Less Distributions:
Dividends from net investment income	$(0.24)	$(0.39)	$(0.16)
Total distributions	$(0.24)	$(0.39)	$(0.16)

NET ASSET VALUE, END OF PERIOD	$7.66	$7.80	$7.65

Total Return (excludes any applicable sales charge)	1.36%#	7.19%	3.93%#

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$2,709	$2,598	$648
Ratio of expenses to average net assets after waivers[2]	0.64%^	0.87%	0.90%^
Ratio of expenses to average net assets before waivers	1.48%^	1.46%	1.49%^
Ratio of net investment income to average net assets[2]	5.43%^	5.04%	5.18%^
Portfolio turnover rate	16.50%#	29.22%	27.61%#

[1]

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
^	Annualized
#	Not Annualized.
*	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Seven
	Months	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	7/31/18	12/31/17	12/30/16	12/31/15	12/31/14	12/31/13
NET ASSET VALUE, BEGINNING OF PERIOD	$5.48	$5.93	$4.31	$5.80	$6.84	$5.43

Income (loss) from investment operations:
Net investment income (loss)	$0.01	$0.01	$0.01	$0.03	$0.00	$(0.01)
Net realized and unrealized gain (loss) on investments[1]	0.11	(0.45)	1.62	(1.49)	(0.78)	1.75
Total from investment operations	$0.12	$(0.44)	$1.63	$(1.46)	$(0.78)	$1.74

Less Distributions:
Dividends from net investment income	$0.00	$(0.01)	$(0.01)	$(0.03)	$0.00	$0.00
Distributions from net realized gains	0.00	0.00	0.00	0.00	(0.26)	(0.33)
Total distributions	$0.00	$(0.01)	$(0.01)	$(0.03)	$(0.26)	$(0.33)

NET ASSET VALUE, END OF PERIOD	$5.60	$5.48	$5.93	$4.31	$5.80	$6.84

Total Return (excludes any applicable sales charge)	2.19%#	(7.48%)	37.82%	(25.16%)	(11.43%)	32.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$282,793	$339,385	$592,629	$490,052	$757,507	$701,872
Ratio of expenses to average net assets after waivers[2]	1.49%^	1.47%	1.46%	1.44%	1.39%	1.41%
Ratio of expenses to average net assets before waivers	1.49%^	1.47%	1.47%	1.44%	1.39%	1.41%
Ratio of net investment income (loss) to average net assets[2]	0.19%^	0.15%	0.17%	0.52%	(0.02%)	(0.26%)
Portfolio turnover rate	43.01%#	41.31%	55.17%	63.76%	67.68%	85.63%

[1]

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
^	Annualized
#	Not Annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Seven				Period
	Months	Year	Year	Year	From
	Ended	Ended	Ended	Ended	5/1/14* to
	7/31/18	12/31/17	12/30/16	12/31/15	12/31/14
NET ASSET VALUE, BEGINNING OF PERIOD	$5.43	$5.89	$4.30	$5.79	$7.45

Income (loss) from investment operations:
Net investment income (loss)	$(0.01)	$(0.02)	$(0.02)	$0.01	$(0.01)
Net realized and unrealized gain (loss) on investments[1]	0.11	(0.44)	1.61	(1.49)	(1.39)
Total from investment operations	$0.10	$(0.46)	$1.59	$(1.48)	$(1.40)

Less Distributions:
Dividends from net investment income	$0.00	$0.00	$0.00	$(0.01)	$0.00
Distributions from net realized gains	0.00	0.00	0.00	0.00	(0.26)
Total distributions	$0.00	$0.00	$0.00	$(0.01)	$(0.26)

NET ASSET VALUE, END OF PERIOD	$5.53	$5.43	$5.89	$4.30	$5.79

Total Return (excludes any applicable sales charge)	1.84%#	(7.81%)	36.98%	(25.52%)	(18.82%)#

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$31,899	$37,629	$51,909	$38,170	$30,809
Ratio of expenses to average net assets after waivers[2]	1.99%^	1.97%	1.96%	1.94%	1.89%^
Ratio of expenses to average net assets before waivers	1.99%^	1.97%	1.97%	1.94%	1.89%^
Ratio of net investment income (loss) to average net assets[2]	(0.32%)^	(0.34%)	(0.33%)	0.03%	(0.52%)^
Portfolio turnover rate	43.01%#	41.31%	55.17%	63.76%	67.68%#

[1]

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
^	Annualized
#	Not Annualized.
*	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Seven		Period
	Months	Year	From
	Ended	Ended	8/1/16* to
	7/31/18	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$5.47	$5.92	$4.74

Income (loss) from investment operations:
Net investment income (loss)	$0.02	$0.04	$0.03
Net realized and unrealized gain (loss) on investments[1]	0.11	(0.45)	1.19
Total from investment operations	$0.13	$(0.41)	$1.22

Less Distributions:
Dividends from net investment income	$0.00	$(0.04)	$(0.03)
Returns of capital	0.00	0.00	(0.01)
Total distributions	$0.00	$(0.04)	$(0.04)

NET ASSET VALUE, END OF PERIOD	$5.60	$5.47	$5.92

Total Return (excludes any applicable sales charge)	2.38%#	(6.92%)	25.66%#

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$44,757	$60,562	$14,891
Ratio of expenses to average net assets after waivers[2]	0.99%^	0.97%	0.97%^
Ratio of expenses to average net assets before waivers	0.99%^	0.97%	0.97%^
Ratio of net investment income (loss) to average net assets[2]	0.69%^	0.71%	0.67%^
Portfolio turnover rate	43.01%#	41.31%	55.17%#

[1]

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
^	Annualized
#	Not Annualized.
*	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Integrity Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Integrity Funds, comprising the Integrity Dividend Harvest Fund, Integrity Energized Dividend Fund, Integrity Growth & Income Fund, Integrity High Income Fund and Williston Basin/Mid-North America Stock Fund (the “Funds”), as of July 31, 2018, and the related statements of operations for the seven months ended July 31, 2018 and for the year ended December 31, 2017, the statements of changes in net assets for the seven months ended July 31, 2018 and for the years ended December 31, 2017 and 2016, including the related notes, and the financial highlights for each of the periods indicated in the period ended July 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2018, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated in the period ended July 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of July 31, 2018, or by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Viking Fund Management since 2009.

COHEN & COMPANY, LTD.

Cleveland, Ohio

September 13, 2018

EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Funds expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the one-half year period shown below and held for the entire one-half year period.

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid	Annualized
	Value	Value	During	Expense
	1/31/18	7/31/18	Period*	Ratio
Integrity Dividend Harvest Fund
Actual - Class A	$1,000.00	$975.50	$4.65	0.95%
Actual - Class C	$1,000.00	$972.20	$8.31	1.70%
Actual - Class I	$1,000.00	$976.80	$3.43	0.70%
Hypothetical - Class A (5% return before expenses)	$1,000.00	$1,020.08	$4.76	0.95%
Hypothetical - Class C (5% return before expenses)	$1,000.00	$1,016.36	$8.50	1.70%
Hypothetical - Class I (5% return before expenses)	$1,000.00	$1,021.32	$3.51	0.70%
Integrity Energized Dividend Fund
Actual - Class A	$1,000.00	$1,047.70	$2.59	0.51%
Actual - Class C	$1,000.00	$1,043.90	$6.33	1.25%
Actual - Class I	$1,000.00	$1,049.00	$1.27	0.25%
Hypothetical - Class A (5% return before expenses)	$1,000.00	$1,022.27	$2.56	0.51%
Hypothetical - Class C (5% return before expenses)	$1,000.00	$1,018.60	$6.26	1.25%
Hypothetical - Class I (5% return before expenses)	$1,000.00	$1,023.55	$1.25	0.25%
Integrity Growth & Income Fund
Actual - Class A	$1,000.00	$999.10	$6.20	1.25%
Actual - Class C	$1,000.00	$997.00	$8.42	1.70%
Actual - Class I	$1,000.00	$1,000.20	$4.96	1.00%
Hypothetical - Class A (5% return before expenses)	$1,000.00	$1,018.60	$6.26	1.25%
Hypothetical - Class C (5% return before expenses)	$1,000.00	$1,016.36	$8.50	1.70%
Hypothetical - Class I (5% return before expenses)	$1,000.00	$1,019.84	$5.01	1.00%
Integrity High Income Fund
Actual - Class A	$1,000.00	$1,007.60	$4.43	0.89%
Actual - Class C	$1,000.00	$1,003.90	$8.15	1.64%
Actual - Class I	$1,000.00	$1,010.10	$3.19	0.64%
Hypothetical - Class A (5% return before expenses)	$1,000.00	$1,020.38	$4.46	0.89%
Hypothetical - Class C (5% return before expenses)	$1,000.00	$1,016.66	$8.20	1.64%
Hypothetical - Class I (5% return before expenses)	$1,000.00	$1,021.62	$3.21	0.64%
Williston Basin/Mid-North America Stock Fund
Actual - Class A	$1,000.00	$1,027.50	$7.49	1.49%
Actual - Class C	$1,000.00	$1,024.10	$9.99	1.99%
Actual - Class I	$1,000.00	$1,029.40	$4.98	0.99%
Hypothetical - Class A (5% return before expenses)	$1,000.00	$1,017.41	$7.45	1.49%
Hypothetical - Class C (5% return before expenses)	$1,000.00	$1,014.93	$9.94	1.99%
Hypothetical - Class I (5% return before expenses)	$1,000.00	$1,019.89	$4.96	0.99%

*Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied 181 days in the one-half year period, and divided by 365 days in the fiscal year (to reflect the one-half year period).

BOARD OF TRUSTEES AND OFFICERS (unaudited)

The Board of Trustees (“Board”) of the Funds consists of four Trustees (the “Trustees”). These same individuals, unless otherwise noted, also serve as trustees for the six series of Viking Mutual Funds. Three Trustees are not “interested persons” (75% of the total) as defined under the 1940 Act (the “Independent Trustees”). The remaining Trustee is “interested” (the “Interested Trustees”) by virtue of his affiliation with Viking Fund Management, LLC and its affiliates.”

For the purposes of this section, the “Fund Complex” consists of the five series of The Integrity Funds and the six series of Viking Mutual Funds.

Each Trustee serves a Fund until its termination; or until the Trustee’s retirement, resignation, or death; or otherwise as specified in the Funds’ organizational documents. Each Officer serves an annual term. The tables that follow show information for each Trustee and Officer of the Funds.

INDEPENDENT TRUSTEES
Name, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Wade A. Dokken Birth date: March 3, 1960 Began serving: February 2016 Funds overseen: 11 funds

Principal occupation(s): Member, WealthVest Financial Partners (2009 to present); Co-President, WealthVest Marketing (2009 to present), Trustee: Integrity Managed Portfolios (2016 to 2018), The Integrity Funds (2016 to present), and Viking Mutual Funds (2016 to present)

Other Directorships Held: Not Applicable

R. James Maxson Birth date: December 12, 1947 Began serving: August 2009 Funds overseen: 11 funds

Principal occupation(s): Attorney: Maxson Law Office P.C. (2002 to present); Trustee: Integrity Managed Portfolios (1999 to 2018), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Peoples State Bank of Velva, St. Joseph’s Community Health Foundation and St. Joseph’s Foundation, Minot Community Land Trust

Jerry M. Stai Birth date: March 31, 1952 Began serving: August 2009 Funds overseen: 11 funds

Principal occupation(s): Minot State University (1999 to present); Non-Profit Specialist, Bremer Bank (2006 to 2014); Trustee: Integrity Managed Portfolios (2006 to 2018), The Integrity Funds (2006 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not Applicable

The Statement of Additional Information (“SAI”) contains more information about the Funds’ Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

INTERESTED TRUSTEE
Name, Position with Trust, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Robert E. Walstad(1) Chairman Birth date: August 16, 1944 Began serving: August 2009 Funds overseen: 11 funds

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Portfolio Manager (2010 to 2013): Viking Fund Management, LLC; Trustee and Chairman: Integrity Managed Portfolios (1996 to 2018), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not Applicable

(1) Trustee who is an “interested person” of the Funds as defined in the 1940 Act. Mr. Walstad is an interested person by virtue of being an Officer of the Funds and ownership in Corridor Investors, LLC the parent company of Viking Fund Management, Integrity Fund Services, and Integrity Fund Distributors.

OTHER OFFICERS
Name, Position with Trust, Date of Birth, and Date Service Began	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Shannon D. Radke President Birth date: September 7, 1966 Began serving: August 1999

Principal occupation(s): Governor, CEO, and President (2009 to present): Corridor Investors, LLC; Governor and President (1998 to present) and Senior Portfolio Manager (1999 to present): Viking Fund Management, LLC; Governor and President (2009 to present): Integrity Fund Services, LLC and Integrity Funds Distributor, LLC; President: Integrity Managed Portfolios (2009 to 2018), The Integrity Funds (2009 to present), and Viking Mutual Funds (1999 to present)

Other Directorships Held: Not Applicable

Peter A. Quist Vice President Birth date: February 23, 1934 Began serving: August 2009

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Attorney (inactive); Vice President: Integrity Managed Portfolios (1996 to 2018); The Integrity Funds (2003 to present); and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not Applicable

Adam C. Forthun Treasurer Birth date: June 30, 1976 Began serving: August 2009

Principal occupation(s): Fund Accounting Manager (2008 to present) and Chief Operating Officer (2013 to present): Integrity Fund Services, LLC; Treasurer: Integrity Managed Portfolios (2008 to 2018), The Integrity Funds (2008 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not Applicable

Brent M. Wheeler Secretary and Mutual Fund Chief Compliance Officer Birth date: October 9, 1970 Began serving: MF CCO: August 2009 Secretary: October 2009

Principal occupation(s): Mutual Fund Chief Compliance Officer: Integrity Managed Portfolios (2005 to 2018), The Integrity Funds, (2005 to present), and Viking Mutual Funds (2009 to present); Secretary: Integrity Managed Portfolios (2009 to 2018), The Integrity Funds and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not Applicable

The SAI contains more information about the Funds’ Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

PRIVACY POLICY

Rev. 11/2017

FACTS	WHAT DOES INTEGRITY VIKING FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•         Social Security number, name, address

•         Account balance, transaction history, account transactions

•         Investment experience, wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Integrity Viking Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Integrity Viking Funds share?	Can you limit this sharing?
For our everyday business purposes- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes- information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes- information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-800-601-5593 or go to www.integrityvikingfunds.com

PRIVACY POLICY (Continued)

Who we are
Who is providing this notice?	Integrity Viking Funds (a family of investment companies)

What we do
How does Integrity Viking Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We

•         train employees on privacy, information security and protection of client information.

•         limit access to nonpublic personal information to those employees requiring such information in performing their job functions.

How does Integrity Viking Funds collect my personal information?

We collect your personal information, for example, when you:

•         open an account or seek financial or tax advice

•         provide account information or give us your contact information

•         make a wire transfer

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•         sharing for affiliates’ everyday business purposes-information about your creditworthiness

•         affiliates from using your information to market to you

•         sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies

•         The Integrity Funds

•         Viking Mutual Funds

•         Corridor Investors, LLC

•         Viking Fund Management, LLC

•         Integrity Funds Distributor, LLC

•         Integrity Fund Services, LLC

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Integrity Viking Funds does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Integrity Viking Funds doesn’t jointly market.

Integrity Viking Funds includes:

•         The Integrity Funds

•         Viking Mutual Funds

PROXY VOTING OF FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios are available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through the Funds’ website at www.integrityvikingfunds.com. The information is also available from the Electronic Data Gathering Analysis and Retrieval (“EDGAR”) database on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of their second and fourth fiscal quarters, the Funds provide a complete schedule of portfolio holdings in their semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Funds. The Funds also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q and N-CSR(S) are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090. You may also access this information from the Funds’ website at www.integrityvikingfunds.com.

SHAREHOLDER INQUIRIES AND MAILINGS

Direct inquiries regarding the Funds to: Integrity Funds Distributor, LLC PO Box 500 Minot, ND 58702 Phone: 800-276-1262	Direct inquiries regarding account information to: Integrity Fund Services, LLC PO Box 759 Minot, ND 58702 Phone: 800-601-5593

To reduce their expenses, the Funds may mail only one copy of their prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor at 800-276-1262 or contact your financial institution. Integrity Funds Distributor will begin sending you individual copies 30 days after receiving your request.

Integrity Viking Funds are sold by prospectus only. An investor should consider the investment objectives, risks, and charges and expenses of the investment company carefully before investing. The prospectus contains this and other information about the investment company. You may obtain a prospectus at no cost from your financial adviser or at www.integrityvikingfunds.com. Please read the prospectus carefully before investing.

Equity Funds

Integrity Dividend Harvest Fund

Integrity Energized Dividend Fund

Integrity Growth & Income Fund

Williston Basin/Mid-North America Stock Fund

Corporate Bond Fund

Integrity High Income Fund

State-Specific Tax-Exempt Bond Funds

Viking Tax-Free Fund for North Dakota

Viking Tax-Free Fund for Montana

Kansas Municipal Fund

Maine Municipal Fund

Nebraska Municipal Fund

Oklahoma Municipal Fund

Item 2. CODE OF ETHICS.

At the end of the period covered by this report, the registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR that applies to the registrant’s principal executive officer and principal financial officer (herein referred to as the “Code”). There were no amendments to the Code during the period covered by this report. The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period of this report. The Code is available on the Integrity Viking Funds website at http://www.integrityvikingfunds.com. A copy of the Code is also available, without charge, upon request by calling 800-601-5593. The Code is filed herewith pursuant to Item 12(a)(1) as EX-99.CODE ETH.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that Jerry Stai is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Stai is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by Cohen Fund Audit Services, Ltd. (“Cohen”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $37,306 for the seven months ended July 31, 2018, and $64,600 for the year ended December 31, 2017.

(b)

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by Cohen that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the seven months ended July 31, 2018, and $0 for the year ended December 31, 2017.

(c)

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by Cohen for tax compliance, tax advice, and tax planning were $12,500 for the seven months ended July 31, 2018, and $12,500 for the year ended December 31, 2017. Such services included review of excise distribution calculations (if applicable), preparation of the Trust’s federal, state, and excise tax returns, tax services related to mergers, and routine counseling.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by Cohen, other than the services reported in paragraphs (a) through (c) of this Item: None.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures

The registrant’s audit committee has adopted policies and procedures that require the audit committee to pre-approve all audit and non-audit services provided to the registrant by the principal accountant.

	(2)	Percentage of services referred to in 4(b) through 4(d) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

0% of the services described in paragraphs (b) through (d) of Item 4 were not pre-approved by the audit committee.

(f)	All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year-end were performed by Cohen’s full-time permanent employees.

(g)	Non-Audit Fees: None.

(h)

Principal Accountant’s Independence: The registrant’s auditor did not provide any non-audit services to the registrant’s investment adviser or any entity controlling, controlled by, or controlled with the registrant’s investment adviser that provides ongoing services to the registrant.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

Item 6. INVESTMENTS.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees in the last fiscal half-year.

Item 11. CONTROLS AND PROCEDURES.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)	(1)	Code of ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99. CODE ETH.

	(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the 1940 Act (17 CFR 270.30a-2) is filed and attached hereto as EX-99. CERT.

	(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Integrity Funds

By: /s/ Shannon D. Radke
Shannon D. Radke
President

September 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Shannon D. Radke
Shannon D. Radke
President

September 21, 2018

By: /s/ Adam Forthun
Adam Forthun
Treasurer

September 21, 2018